                                 EXHIBIT 10.35

                           TEMPORARY LEASE AGREEMENT

                    BETWEEN THE IX-X-XI-REIT JOINT VENTURE

                                      AND

                        ASSOCIATES HOUSING FINANCE, LLC

                                LEASE AGREEMENT


                                by and between

                         THE FUND IX, FUND X, FUND XI,
                                      AND
                              REIT JOINT VENTURE,
                            A GEORGIA JOINT VENTURE
                                 ("Landlord")


                                      and


                        ASSOCIATES HOUSING FINANCE, LLC
                                  ("Tenant")


                                     dated

                              September 10, 1998


                                      for


                               Suite Number 100

                                  containing

                   23,490 square feet of Rentable Floor Area

                               TABLE OF CONTENTS

                                                                         Page
1. Certain Definitions................................................     1
   -------------------
2. Lease of Premises..................................................     2
   -----------------
3. Term...............................................................     3
   ----
4. Possession.........................................................     3
   ----------
5. Rental Payments....................................................     4
   ---------------
6. Base Rental........................................................     5
   ----------
7. Additional Rental..................................................     5
   -----------------
8. Operating Expenses.................................................     7
   ------------------
9. Tenant Taxes; Rent Taxes...........................................     9
   ------------------------
10. Payments..........................................................    10
    --------
11. Late Charges......................................................    10
    ------------
12. Use Rules.........................................................    10
    ---------
13. Alterations.......................................................    10
    -----------
14. Repairs...........................................................    11
    -------
15. Landlord's Right of Entry.........................................    11
    -------------------------
16. Insurance.........................................................    12
    ---------
17. Waiver of Subrogation.............................................    13
    ---------------------
18. Default...........................................................    14
    -------
19. Waiver of Breach..................................................    16
    ----------------
20. Assignment and Subletting.........................................    17
    -------------------------
21. Destruction.......................................................    19
    -----------
22. Landlord's Lien...................................................    20
    ---------------
23. Services by Landlord..............................................    20
    --------------------
24. Attorneys' Fees...................................................    20
    ---------------
25. Time..............................................................    20
    ----
26. Subordination and Attornment......................................    20
    ----------------------------
27. Estoppel Certificates.............................................    21
    ---------------------
28. Cumulative Rights.................................................    21
    -----------------
29. Holding Over......................................................    21
    ------------
30. Surrender of Premises.............................................    22
    ---------------------
31. Notices...........................................................    22
    -------
32. Damage or Theft of Personal Property..............................    22
    ------------------------------------
33. Eminent Domain....................................................    23
    --------------
34. Parties...........................................................    24
    -------
35. Liability of Tenant...............................................    24
    -------------------
36. Force Majeure.....................................................    24
    -------------
37. Landlord's Liability..............................................    25
    --------------------
38. Landlord's Covenant of Quiet Enjoyment............................    25
    --------------------------------------
39. First Month's Rent................................................    25
    ------------------
40. Hazardous Substances..............................................    25
    --------------------
41. Submission of Lease...............................................    27
    -------------------

42. Severability......................................................    27
    ------------
43. Entire Agreement..................................................    27
    ----------------
44. Headings..........................................................    27
    --------
45. Broker............................................................    27
    ------
46. Governing Law.....................................................    28
    -------------
47. Special Stipulations..............................................    28
    --------------------
48. Authority.........................................................    28
    ---------
49. Financial Statements..............................................    28
    --------------------


Exhibit "A"      -    Legal Description
Exhibit "B"      -    Floor Plan
Exhibit "C"      -    Supplemental Notice
Exhibit "D"      -    Construction Obligations
Exhibit "E"      -    Building Standard Services
Exhibit "E-1"    -    Cleaning and Janitor Services
Exhibit "F"      -    Special Stipulations
Exhibit "G"      -    Rules and Regulations

                                LEASE AGREEMENT
                                ---------------



     THIS LEASE AGREEMENT ("Lease"), is made and entered into this _____ day of _____________, 1998, by and between Landlord and Tenant.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     1.   Certain Definitions.  For purposes of this Lease, the following terms
          -------------------
shall have the meanings hereinafter ascribed thereto:

          (a) Landlord: The Fund IX, Fund X, Fund XI and REIT Joint Venture, a Georgia joint venture

          (b)  Landlord's Address:

               Delivery:
                    c/o Wells Management Company, Inc.
                    3885 Holcomb Bridge Road
                    Norcross, Georgia  30092-2295

               Mail:
                    c/o Wells Management Company, Inc.
                    P.O. Box 926040
                    Norcross, Georgia  30010-6040

          (c)  Tenant:      Associates Housing Finance, LLC, a Delaware limited
    liability company

          (d)  Tenant's Address:

               Delivery:
                    Associates Housing Finance, LLC
                    250 East Carpenter Freeway
                    Irving, Texas 75062
                    Attn: Corporate Properties

               Mail:
                    Associates Housing Finance, LLC
                    c/o Associates Corporation of North America
                    P.O. Box 660237
                    Dallas, Texas 75266-0237
                    Attn: Corporate Properties

          (e)  Building Address:

               Centerpoint Business Park
               1409 Centerpoint Boulevard
               Knoxville, Tennessee 37932

          (f)  Suite Number:  100

          (g)  Rentable Floor Area of Demised Premises:

               23,490 square feet

          (h)  Rentable Floor Area of Building:

               83,520 square feet

          (i) Lease Term: Through May 31, 1999, subject to extension or early termination pursuant to Paragraph 3 or Special Stipulation 1 hereof.

          (j) Base Rental Rate: Ten and No/100 Dollars ($10.00) per square foot of Rentable Floor Area of the Demised Premises; provided, however, that in the event the Other Lease (as hereinafter defined) is terminated, then the Base Rental Rate for the period from the Rental Commencement Date through the last day of the sixth (6/th/) calendar month from and after the calendar month within which occurred the Rental Commencement Date shall be Ten and No/100 Dollars ($10.00) per square foot of Rentable Floor Area of the Demised Premises, and the Base Rental Rate thereafter shall be Twelve and 50/100 Dollars ($12.50) per square foot of Rentable Floor Area of the Demised Premises.

          (k) Rental Commencement Date: The earlier of (x) the date which is fifteen (15) days after Substantial Completion (as defined in Paragraph 1 of Exhibit "D" attached hereto) or (y) the date upon which Tenant takes
    -----------
    possession and occupies any portion of the Demised Premises for business purposes. Occupancy of the Demised Premises for the purpose of installing voice/data communications, furniture and fixtures shall not be deemed occupancy for business purposes.

          (l) Construction Allowance for initial Demised Premises: $233,155.00 (calculated at the rate of $9.50 per square foot of Rentable Floor Area of the initial Demised Premises).

          (m)  First Month's Rent:  $19,575.00 (Article 39)

          (n)  Broker(s):   None

     2.   Lease of Premises.  Landlord, in consideration of the covenants and
          -----------------
agreements to be performed by Tenant, and upon the terms and conditions hereinafter stated, does hereby rent and lease unto Tenant, and Tenant does hereby rent and lease from Landlord, certain premises (the "Demised Premises") in the building (hereinafter referred to as "Building") located on that certain tract of land (the "Land") more particularly described on Exhibit "A" attached hereto and by this reference made a part
             -----------
hereof, which Demised Premises comprise 23,490 square feet of Rentable Floor Area on the first floor of the Building and are outlined on the floor plan attached hereto as Exhibit "B" and by this reference made a part hereof, with no
                   -----------
easement for light, view or air included in the Demised Premises or being granted hereunder. The "Project" is comprised of the Building, the Land, the Building's parking facilities, any walkways, covered walkways or other means of access to the Building and the Building's parking facilities, all common areas, including any lobbies or plazas, and any other improvements or landscaping on the Land. For purposes of this Lease, the usable area of the Demised Premises shall be determined in accordance with the American National Standard Method of Measuring Floor Area in Office Buildings, ANSI Z65.1-1996 published by the Building Owners and Managers Association International. The Rentable Floor Area of the Demised Premises for purposes of this Lease shall be the product of the usable area of the Demised Premises multiplied by 1.12. Likewise, the Rentable Floor Area of the Building shall be the product of the usable area of the Building multiplied by 1.12.

     3.   Term.  The term of this Lease ("Lease Term") shall commence on the
          ----
date first hereinabove set forth, and, unless sooner terminated as provided in this Lease, shall end on the expiration of the period designated in Article 1(i) above. Promptly after the Rental Commencement Date Landlord shall send to Tenant a Supplemental Notice in the form of Exhibit "C" attached hereto and by
                                            -----------
this reference made a part hereof, specifying the Rental Commencement Date, the date of expiration of the Lease Term in accordance with Article 1(i) above and certain other matters as therein set forth.

     Landlord and Tenant acknowledge that this Lease is being executed contemporaneously with that certain lease between Wells Development Corporation and Tenant, dated of even date herewith (the "Other Lease") with respect to certain premises to be constructed by Wells Development Corporation on a site located on Centerpoint Boulevard adjacent to the Land. Notwithstanding anything contained in this Lease to the contrary, Tenant shall have the right to terminate this Lease by written notice to Landlord effective on or after the "Rental Commencement Date" under the Other Lease. Upon such termination of this Lease by Tenant, Tenant agrees to vacate and surrender the Demised Premises as provided in Article 30 on or before such effective termination date. Landlord and Tenant shall remain liable for all of their respective obligations and undertakings under this Lease through such effective termination date. Tenant shall not have the right to terminate this Lease with respect to the Demised Premises as provided in this paragraph if any event of default under this Lease has occurred and is continuing.

     4.   Possession.  The obligations of Landlord and Tenant with respect to
          ----------
the Building and the initial leasehold improvements to the Demised Premises are set forth in Exhibit "D" attached hereto and by this reference made a part
             -----------
hereof. Taking of possession by Tenant shall be deemed conclusively to establish that Landlord's construction obligations with respect to the Demised Premises have been completed in accordance with the plans and specifications approved by Landlord and Tenant and that the Demised Premises, to the extent of Landlord's construction obligations with respect thereto, are in good and satisfactory condition. Within thirty (30) days after the date of Substantial Completion, Tenant shall have the right to prepare and provide to Landlord a list of incomplete or defective punch list items (details of construction, decoration and mechanical adjustment which, in the aggregate, are minor in character and do not interfere with Tenant's use or enjoyment of the Demised Premises), all of which shall be promptly repaired and/or completed by Landlord at its sole cost and expense in a commercially reasonable time, and, for a period of one (1) year following the date of Substantial Completion, Tenant shall have the right to notify Landlord of its discovery of latent defects in the Demised Premises all of which shall be promptly repaired and/or completed by Landlord in a commercially reasonable time at its sole cost and expense. Except for such punch list items so specified by Tenant within said thirty (30) day period, and except for such latent defects specified by Tenant within such one (1) year period, the taking of possession by Tenant shall be deemed conclusively to establish that Landlord's construction obligations with respect to the Demised Premises have been completed in accordance with the plans and specifications approved by Landlord and Tenant and that the Demised Premises, to the extent of Landlord's construction obligations with respect thereto, are in good and satisfactory condition.

    5.    Rental Payments.
          ---------------

          (a) Commencing on the Rental Commencement Date, and continuing thereafter throughout the Lease Term, Tenant hereby agrees to pay all Rent due and payable under this Lease. As used in this Lease, the term "Rent" shall mean the Base Rental, Tenant's Forecast Additional Rental, Tenant's Additional Rental, and any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord, including without limitation any and all other sums that may become due by reason of any default of Tenant or failure on Tenant's part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant. Base Rental together with Tenant's Forecast Additional Rental shall be due and payable in twelve (12) equal installments on the first day of each calendar month, commencing on the Rental Commencement Date and continuing thereafter throughout the Lease Term and any extensions or renewals thereof, and Tenant hereby agrees to pay such Rent to Landlord at Landlord's address as provided herein (or such other address as may be designated by Landlord from time to time) monthly in advance. Tenant shall pay all Rent and other sums of money as shall become due from and payable by Tenant to Landlord under this Lease at the times and in the manner provided in this Lease, without demand, set-off or counterclaim except as expressly set forth in this Lease.

          (b) If the Rental Commencement Date is other than the first day of a calendar month or if this Lease terminates on other than the last day of a calendar month, then the installments of Base Rental and Tenant's Forecast Additional Rental for such month or months shall be prorated on a daily basis and the installment or installments so prorated shall be paid in advance. Also, if the Rental Commencement Date occurs on other than the first day of a calendar year, or if this Lease expires or is terminated on other than the last day of a calendar year, Tenant's Additional Rental shall be prorated for such commencement or termination year, as the case may be, by multiplying such Tenant's Additional Rental by a fraction, the numerator of which shall be the number of days of the Lease Term (from and after the Rental Commencement

     Date) during the commencement or expiration or termination year, as the case may be, and the denominator of which shall be 365, and the calculation described in Article 7 hereof shall be made as soon as possible after the expiration or termination of this Lease, Landlord and Tenant hereby agreeing that the provisions relating to said calculation shall survive the expiration or termination of this Lease.

     6.   Base Rental.  From and after the Rental Commencement Date Tenant shall
          -----------
pay to Landlord a base annual rental (herein called "Base Rental") for each Lease Year equal to the Base Rental Rate set forth for such Lease Year in
Article 1(j) above multiplied by the Rentable Floor Area of Demised Premises set forth in Article 1(g) above. As used in this Lease, the term "Lease Year" shall mean the twelve month period commencing on the Rental Commencement Date, and each successive twelve month period thereafter during the Lease Term, except that if the Rental Commencement Date is not on the first day of a calendar month, the first Lease Year shall extend through the end of the twelfth month after the Rental Commencement Date.

     7.   Additional Rental.
          -----------------

          (a) For purposes of this Lease, "Tenant's Forecast Additional Rental" shall mean Landlord's reasonable estimate of Tenant's Additional Rental for the coming calendar year or portion thereof. Landlord's current estimate of Tenant's Forecast Additional Rental for the first calendar year or partial calendar year of this Lease is $4.50 per Rentable Square Foot per annum. If at any time it appears to Landlord that Tenant's Additional Rental for the current calendar year will vary from Landlord's estimate by more than five percent (5%), Landlord shall have the right to revise, by notice to Tenant, its estimate for such year, and subsequent payments by Tenant for such year shall be based upon such revised estimate of Tenant's Additional Rental. Failure to make a revision contemplated by the immediately preceding sentence shall not prejudice Landlord's right to collect the full amount of Tenant's Additional Rental. Prior to the Rental Commencement Date and thereafter prior to the beginning of each calendar year during the Lease Term, including any extensions thereof, Landlord shall present to Tenant a statement of Tenant's Forecast Additional Rental for such calendar year; provided, however, that if such statement is not given prior to the beginning of any calendar year as aforesaid, Tenant shall continue to pay during the next ensuing calendar year on the basis of the amount of Tenant's Forecast Additional Rental payable during the calendar year just ended until the month after such statement is delivered to Tenant.

          (b) For purposes of this Lease, "Tenant's Additional Rental" shall mean for each calendar year (or portion thereof) Tenant's Share of the Operating Expenses (as defined below) for such calendar year (or portion thereof). The "Tenant's Share" shall mean twenty-eight and 22/100 percent (28.22%), determined by dividing 23,490 square feet of Rentable Floor Area of the Demised Premises by 83,520 square feet of Rentable Floor Area of the Building. The Tenant's Share shall be adjusted to reflect any change in the Rentable Floor Area of the Demised Premises or Rentable Floor Area of the Building. In the event the Building is not fully occupied during any calendar year, the Operating Expenses which are variable in nature shall be adjusted for the purposes of determining Tenant's Additional Rental to an amount that would have been incurred by Landlord for such calendar year if the Building had been fully occupied during such calendar year. Landlord agrees that only Operating Expenses which would normally vary depending on the amount of space actually occupied in the Building, such as costs of utilities, supplies and janitorial services, shall be adjusted in this manner and that fixed expenses which are unrelated to occupancy levels (such as but not limited to taxes, insurance, landscaping, parking lot lighting and repairs, elevator service and repair, window washing and roof repair) shall not be so adjusted.

          (c) Within ninety (90) days after the end of the calendar year in which the Rental Commencement Date occurs and of each calendar year thereafter during the Lease Term, or as soon thereafter as practicable, Landlord shall provide Tenant a written statement showing the Operating Expenses for said calendar year and a statement prepared by Landlord showing, if necessary, any adjustment to the Operating Expenses to reflect full occupancy of the Building during such calendar year, and comparing Tenant's Forecast Additional Rental with Tenant's Additional Rental. In the event Tenant's Forecast Additional Rental exceeds Tenant's Additional Rental for said calendar year, Landlord shall credit such amount against Rent next due hereunder or, if the Lease Term has expired or is about to expire, refund such excess to Tenant within thirty (30) days after Tenant's receipt of the statement if Tenant is not in default under this Lease (in the instance of a default such excess shall be held as additional security for Tenant's performance, may be applied by Landlord to cure any such default, and shall not be refunded until any such default is cured). In the event that the Tenant's Additional Rental exceeds Tenant's Forecast Additional Rental for said calendar year, Tenant shall pay Landlord, within thirty (30) days of receipt of the statement, an amount equal to such difference as shown by such statement. The provisions of this Lease concerning the payment of Tenant's Additional Rental shall survive the expiration or earlier termination of this Lease.

          (d) For so long as Tenant is not in default under this Lease, Landlord's books and records pertaining to the calculation of Operating Expenses for any calendar year within the Lease Term may be audited by Tenant or its representatives at Tenant's expense, at any time within twelve (12) months after Tenant's receipt of Landlord's statement; provided that Tenant shall give Landlord not less than thirty (30) days' prior written notice of any such audit; further provided, however, that the accountant performing such audit shall not be paid any fee contingent in whole or in part upon the results of such audit or which is calculated or otherwise based in whole or in part upon the results of such audit. Prior to the commencement of such audit, Tenant shall cause its authorized representative to agree in writing for the benefit of Landlord that such representative will keep the results of the audit confidential and that such representative will not disclose or divulge the results of such audit except to Tenant and Landlord and except in connection with any dispute between Landlord and Tenant relating to Operating Expenses. Such audit shall be conducted during reasonable business hours at Landlord's office where Landlord's books and records are maintained. Tenant shall cause a written audit report, certified in favor of Landlord and Tenant, to be prepared by its authorized representative following any such audit and shall provide Landlord with a copy of such report promptly after receipt thereof by Tenant. If Landlord's calculation of Tenant's Additional Rental for the audited calendar year was incorrect, then Tenant shall be entitled to a prompt refund of any overpayment or Tenant shall promptly pay to Landlord the amount of any underpayment, as the case may be. In the event such audit discloses an overpayment by Tenant of more than four percent (4%), then Landlord shall pay the cost of such audit.

     8.   Operating Expenses.
          ------------------

          (a) For the purposes of this Lease, "Operating Expenses" shall mean all expenses, costs and disbursements (but not specific costs billed to specific tenants of the Building) of every kind and nature (subject to the limitations set forth below, computed on the accrual basis, directly relating to or incurred or paid in connection with the ownership, management, operation, repair and maintenance of the Project, including but not limited to, the following:

               (1) wages, salaries and other costs of all on-site and off-site employees at or below the level of building manager engaged in the operation, management, maintenance or access control of the Project, including taxes, insurance and benefits relating to such employees, allocated based upon the time such employees are engaged directly in providing such services;

               (2) the cost of all supplies, tools, equipment and materials used in the operation, management, maintenance and access control of the Project;

               (3) the cost of all utilities for the Project, including but not limited to the cost of electricity, gas, water, sewer services and power for heating, lighting, air conditioning and ventilating;

               (4) the cost of all maintenance and service agreements for the Project and the equipment therein, including but not limited to security service, window cleaning, elevator maintenance, HVAC maintenance, air quality audits, janitorial service, waste recycling service, landscaping maintenance and customary landscaping replacement;

               (5) the cost of repairs and general maintenance of the Project;

               (6) amortization of the cost of acquisition and/or installation of capital investment items (including security equipment and energy management equipment), amortized over their respective useful lives, which are installed for the purpose of reducing operating expenses, promoting safety, complying with governmental requirements, or maintaining the first-class nature of the Project;

               (7) the cost of casualty, rental loss, liability and other insurance applicable to the Project and Landlord's personal property used in connection therewith;

               (8) the cost of trash and garbage removal, vermin extermination, and snow, ice and debris removal;

               (9) the cost of legal and accounting services incurred by Landlord in connection with the management, maintenance, operation and repair of the Project for the general benefit of tenants of the Project, excluding the owner's or Landlord's general accounting and fund accounting, such as partnership statements and tax returns, and excluding services described in Article 8(b)(14) below;

               (10) all taxes, assessments and governmental charges, whether or not directly paid by Landlord, whether federal, state, county or municipal and whether they be by taxing districts or authorities presently taxing the Project or by others subsequently created or otherwise, and any other taxes and assessments attributable to the Project or its operation (and the reasonable costs of contesting any of the same), including business license taxes and fees, excluding, however, taxes and assessments imposed on the personal property of the tenants of the Project, federal and state taxes on income, death taxes, franchise taxes, and any taxes (other than business license taxes and fees) imposed or measured on or by the income of Landlord from the operation of the Project; and it is agreed that Tenant will be responsible for ad valorem taxes on its personal property; and

               (11) a management fee in the amount of three and one half percent (3.5%) of the gross rental income from the Project.

          (b) For purposes of this Lease, and notwithstanding anything in any other provision of this Lease to the contrary, "Operating Expenses" shall not include the following:

               (1) the cost of any special build-out work or service performed for any tenant (including Tenant) at such tenant's cost;

               (2) the cost of installing, operating and maintaining any specialty service, such as a restaurant, cafeteria, retail store, sundry shop, newsstand, or concession, but only to the extent such costs exceed those which would normally be expected to be incurred had such space been general office space;

               (3) the cost of correcting defects in construction (including, without limitation, latent defects);

               (4)  compensation paid to officers and executives of Landlord;

               (5) the cost of any items for which Landlord is reimbursed by insurance, condemnation or otherwise, except for costs reimbursed pursuant to provisions similar to Articles 7 and 8 hereof;

               (6) the cost of any additions, changes, replacements and other items which are made in order to prepare for a tenant's occupancy;

               (7) the cost of repairs incurred by reason of fire or other casualty;

               (8) insurance premiums to the extent Landlord may be directly reimbursed therefor, except for premiums reimbursed pursuant to provisions similar to Articles 7 and 8 hereof;

               (9) interest on debt or amortization payments on any mortgage or deed of trust and rental under any ground lease or other underlying lease;

               (10) any real estate brokerage commissions;

               (11) any advertising expenses incurred in connection with the marketing of any rentable space;

               (12) rental payments for base building equipment such as HVAC equipment and elevators;

               (13) any expenses for repairs or maintenance which are covered by warranties and service contracts, to the extent such maintenance and repairs are made at no cost to Landlord;

               (14) legal expenses arising out of the construction of the improvements on the Land or the enforcement of the provisions of any lease affecting the Land or Building, including without limitation this Lease;

               (15) Federal income taxes imposed on or measured by the income of Landlord from the operation of the Building; and

               (16) costs of alterations or additions made for the purpose of complying with any laws, rules or ordinances in effect prior to the date of this Lease.

     9.   Tenant Taxes; Rent Taxes.  Tenant shall pay promptly when due all
          ------------------------
taxes directly or indirectly imposed or assessed upon Tenant's gross sales, business operations, machinery, equipment, trade fixtures and other personal property or assets, whether such taxes are assessed against Tenant, Landlord or the Building. In the event that such taxes are imposed or assessed against Landlord or the Building, Landlord shall furnish Tenant with all applicable tax bills, public charges and other assessments or impositions and Tenant shall pay the same either directly to the taxing authority or, at Landlord's option, to Landlord (in the event such taxes are paid by Tenant to Landlord, Landlord shall furnish Tenant with a copy of the paid bill or other evidence of the payment of such taxes by Landlord). In addition, in the event there is imposed at any time a tax upon and/or measured by the rental payable by Tenant under this Lease, whether by way of a sales or use tax or otherwise, Tenant shall be responsible for the payment of such tax and shall pay the same on or prior to the due date thereof; provided, however, that the foregoing shall not include any inheritance, estate, succession, transfer, gift or income tax imposed on or payable by Landlord.

     10.  Payments.  All payments of Rent and other payments to be made to
          --------
Landlord shall be made on a timely basis and shall be payable to Landlord or as Landlord may otherwise designate in writing. All such payments shall be mailed or delivered to Landlord's Address designated in Article 1(b) above or at such other place as Landlord may designate from time to time in writing. If mailed, all payments shall be mailed in sufficient time and with adequate postage thereon to be received in Landlord's account by no later than the due date for such payment.

     11.  Late Charges.  Any Rent or other amounts payable to Landlord under
          ------------
this Lease, if not paid by the tenth day after receipt of written notice that such payment is due, or by the due date specified on any invoices from Landlord for any other amounts payable hereunder, shall incur a late charge of Fifty Dollars ($50.00) for Landlord's administrative expense in processing such delinquent payment and in addition thereto shall bear interest at the rate of eighteen percent (18%) per annum from and after the due date for such payment. In no event shall the rate of interest payable on any late payment exceed the legal limits for such interest enforceable under applicable law.

     12.  Use Rules.  The Demised Premises shall be used for executive, general
          ---------
administrative, office space and other similar purposes and no other purposes and in accordance with all applicable laws, ordinances, rules and regulations of governmental authorities, all nationally recognized industry standards applicable to such uses and the Rules and Regulations attached hereto as Exhibit
                                                                         -------
"G" and made a part hereof.  The occupancy rate of the Demised Premises shall in
---
no event be more than such density as shall be permitted under the zoning, building, health and other laws, rules, ordinances and statutes applicable to the Demised Premises. Tenant covenants and agrees to abide by the Rules and Regulations in all respects as now set forth and attached hereto or as hereafter promulgated by Landlord. Landlord shall have the right at all times during the Lease Term to publish and promulgate and thereafter enforce such uniformly applicable rules and regulations or changes in the existing Rules and Regulations as it may reasonably deem necessary to protect the tenantability, safety, operation, and welfare of the Demised Premises and the Project. To the extent of any inconsistency between the Rules and Regulations and this Lease, this Lease shall control.

     13.  Alterations.  Except for any initial improvement of the Demised
          -----------
Premises pursuant to Exhibit "D", which shall be governed by the provisions of
                     -----------
said Exhibit "D", Tenant shall not make, suffer or permit to be made any
     -----------
alterations, additions or improvements to or of the Demised Premises or any part thereof (individually an "Alteration" and any two or more collectively "Alterations"; Alterations do not include furniture and unattached cubicles), or attach any fixtures or equipment thereto, without first obtaining Landlord's written consent, which consent shall not be unreasonably withheld; provided, however, that Tenant shall have no obligation to obtain Landlord's consent for any Alteration or related series of Alterations if such Alteration or related series of Alterations: (i) are nonstructural; (ii) do not cause any violation of and do not require any change in any certificate of occupancy applicable to the Building; (iii) do not cause any change in the outside appearance of the Building, do not weaken or impair the structure of the Building and do not materially reduce the value of the Demised Premises or the Building or the Project; (iv) do not affect the proper functioning of the Building equipment;
(v) do not cost in excess of $10,000.00. Whether or not Landlord's consent is required for any Alteration or Alterations, Tenant shall give Landlord prior notice of any Alteration or related series of Alterations, and upon completion of any Alterations (other than decorations), Tenant shall deliver to Landlord three (3) copies of the "as-built" plans for such Alterations. All such alterations, additions and improvements shall become Landlord's property at the expiration or earlier termination of the Lease Term and shall remain on the Demised Premises without compensation to Tenant.

     14.  Repairs.
          -------

          (a) Landlord shall maintain in good order and repair, subject to normal wear and tear and subject to casualty and condemnation, the Building (excluding the Demised Premises and other portions of the Building leased to other tenants), the Building parking facilities, the public areas, the landscaped areas, the roof of the Building, the structural floor slab, the structural portions of the interior and exterior structural walls, and the base building mechanical, electrical and plumbing systems.. Notwithstanding the foregoing obligation, to the extent not covered by insurance, the cost of any repairs or maintenance to the foregoing necessitated by the willful misconduct or negligent acts of Tenant or its agents, contractors, employees, licensees, subtenants or assigns, shall be borne solely by Tenant and shall be deemed Rent hereunder and shall be reimbursed by Tenant to Landlord upon demand. Landlord shall not be required to make any repairs or improvements to the Demised Premises except for any initial improvements to the Demised Premises pursuant to the provisions of Exhibit "D" and
                                                           -----------
     except structural repairs necessary for safety and tenantability.


          (b) Tenant covenants and agrees that it will take good care of the Demised Premises and all alterations, additions and improvements thereto and will keep and maintain the same in good condition and repair, except for normal wear and tear, using contractors and subcontractors selected by Tenant and approved by Landlord. Tenant shall at once report, in writing, to Landlord any defective or dangerous condition known to Tenant. To the fullest extent permitted by law, Tenant shall not make repairs at the expense of Landlord or in lieu thereof vacate the Demised Premises notwithstanding any law, statute or ordinance now or hereafter in effect. Landlord has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Demised Premises or any part thereof, except as specifically and expressly herein set forth.

     15.  Landlord's Right of Entry.  Landlord shall retain duplicate keys to
          -------------------------
all doors of the Demised Premises and Landlord and its agents, employees and independent contractors shall have the right to enter the Demised Premises at reasonable hours to inspect and examine same, to make repairs, additions, alterations, and improvements, to exhibit the Demised Premises to mortgagees, prospective mortgagees, purchasers or tenants, and to inspect the Demised Premises to ascertain that Tenant is complying with all of its covenants and obligations hereunder; provided, however, that Landlord shall, except in case of emergency, afford Tenant such prior notification of an entry into the Demised Premises as shall be reasonably practicable under the circumstances. Landlord shall be allowed to take into and through the Demised Premises any and all materials that may be required to make such repairs, additions, alterations or improvements. During such time as such work is being carried on in or about the Demised Premises, the Rent provided herein shall not abate, and Tenant shall have no claim or cause of action against Landlord for damages by reason of interruption of Tenant's business or loss of profits therefrom because of the prosecution of any such work or any part thereof provided Landlord shall use all reasonable efforts in connection with such work to minimize the disruption of Tenant's business within the Demised Premises. Notwithstanding the foregoing to the contrary, if Landlord shall fail to use such reasonable efforts and Tenant's business is disrupted within the Demised Premises on account thereof, and Landlord fails to use such reasonable efforts within one business day after actual receipt by Landlord of written notice to Landlord from Tenant specifying such disruption in reasonable detail, then Base Rental shall abate equitably with respect to the portion of the Demised Premises affected by such disruption commencing on the second business day after such actual receipt by Landlord and continuing thereafter until Landlord shall use all reasonable efforts in connection with such work to minimize the disruption of Tenant's business within the Demised Premises.

     16.  Insurance.
          ---------

          (a) Tenant shall procure at its expense and maintain throughout the Lease Term a standard form property insurance policy commonly known as all-risk or "special form" insurance insuring 80% of the full replacement cost of its furniture, equipment, supplies, and other property owned, leased, held or possessed by it and contained in the Demised Premises, together with the excess value of the improvements to the Demised Premises over the Construction Allowance, and worker's compensation insurance as required by applicable law. Tenant shall also procure at its expense and maintain throughout the Lease Term a policy or policies of commercial general liability insurance, insuring Tenant, Landlord, Landlord's managing agent and Landlord's mortgagee, if any, as additional insureds, against any and all liability for injury to or death of a person or persons and for damage to property occasioned by or arising out of any construction work being done by Tenant or Tenant's contractors on the Demised Premises, or arising out of the condition, use or occupancy of the Demised Premises, or in any way occasioned by or arising out of the activities of Tenant, its agents, contractors or employees in the Demised Premises, or other portions of the Building or the Project, and of Tenant's guests and licensees while they are in the Demised Premises, the limits of such policy or policies to be in combined single limits for both damage to property and personal injury and in amounts not less than Three Million Dollars ($3,000,000) for each occurrence. Such insurance shall, in addition, extend to any liability of Tenant arising out of the indemnities provided for in this Lease. All insurance policies (other than the all-risk or "special form" insurance set forth above) procured and maintained by Tenant pursuant to this Article 16 shall name Landlord and any additional parties designated by Landlord as additional insured. All insurance policies procured and maintained by Tenant pursuant to this Article 16 shall be carried with companies licensed to do business in the State of Tennessee having a rating from Best's Insurance Reports of not less than A-/VII, and shall be non-cancellable and not subject to material change except after twenty (20) days' written notice to Landlord. Duly executed certificates of insurance with respect thereto shall be delivered to Landlord prior to the date Tenant enters the Demised Premises for the installation of its improvements, trade fixtures or furniture, and renewals of such policies shall be delivered to Landlord at least thirty (30) days prior to the expiration of each respective policy term. Proof of payment of the premium therefor shall be delivered to Landlord from time to time upon written request.

          (b) Landlord shall procure at its expense (but with the expense to be included in Operating Expenses as provided in Article 8[a] hereof) and shall thereafter maintain throughout the Lease Term a policy or policies of all-risk or "special form" (including rent loss coverage) real and personal property coverage insurance with respect to the Building including the leasehold improvements to the Demised Premises, insuring against loss or damage by fire and such other risks as are from time to time included in a standard form of all-risk or "special form" policy of insurance available in the State of Tennessee. Said Building and improvements to the Demised Premises shall be insured for the benefit of Landlord in an amount not less than the full replacement costs thereof as determined from time to time by the insurance company (excluding any costs of replacing leasehold improvements in the Demised Premises in excess of the Construction Allowance, and such insurance may provide for a reasonable deductible). Landlord shall also procure at its expense (but with the expense to be included in Operating Expenses as provided in Article 8[a] hereof) and shall thereafter maintain throughout the Lease Term a policy or policies of commercial general liability insurance insuring against the liability of Landlord arising out of the maintenance, use and occupancy of the Project, with limits of such policy or policies to be in combined single limits for both damage to property and personal injury and in amounts not less than Three Million Dollars ($3,000,000.00) for each occurrence. Such insurance required herein shall be issued by an insurance company approved by the Insurance Commissioner of the State of Tennessee and licensed to do business in the State of Tennessee. Any insurance required to be carried by Landlord hereunder may be carried under blanket policies covering other properties of Landlord and/or its partners and/or their respective related or affiliated corporations so long as such blanket policies provide insurance at all times for the Project as required by this Lease. Upon reasonable request from Tenant, Landlord will provide a certificate of insurance evidencing the maintenance of the insurance required herein.

     17.  Waiver of Subrogation.  Landlord and Tenant shall each have included
          ---------------------
in all policies of all-risk or "special form" insurance and business interruption and loss of rents insurance respectively obtained by them covering the Demised Premises, the Building and contents therein, a waiver by the insurer of all right of subrogation against the other in connection with any loss or damage thereby insured against. Any additional premium for such waiver shall be paid by the primary insured. To the full extent permitted by law, Landlord and Tenant each waives all right of recovery against the other for, and agrees to release the other from liability for, loss or damage to the extent such loss or damage is covered by valid and collectible property insurance in effect at the time of such loss or damage or would be covered by the property insurance required to be maintained under this Lease by the party seeking recovery.

     18.  Default.
          -------

          (a) The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to pay any installment of Rent or any other charge or assessment against Tenant pursuant to the terms hereof within ten (10) business days after receipt by Tenant of written notice of such failure of payment; (ii) Tenant shall fail to comply with any term, provision, covenant or warranty made under this Lease by Tenant, other than the payment of the Rent or any other charge or assessment payable by Tenant, and shall not cure such failure within thirty (30) days after receipt by Tenant of written notice thereof; (iii) Tenant or any guarantor of this Lease shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated as bankrupt or insolvent, or shall file a petition in any proceeding seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file an answer admitting or fail timely to contest the material allegations of a petition filed against it in any such proceeding; (iv) a proceeding is commenced against Tenant or any guarantor of this Lease seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, and such proceeding shall not have been dismissed within sixty (60) days after the commencement thereof; (v) a receiver or trustee shall be appointed for the Demised Premises or for all or substantially all of the assets of Tenant or of any guarantor of this Lease and such receiver or trustee shall not have been dismissed within sixty (60) days after the appointment thereof; (vi) Tenant shall fail to take possession of the Demised Premises or any portion thereof as provided in this Lease; (vii) Tenant shall do or permit to be done anything which creates a lien upon the Demised Premises or the Project and such lien is not removed or discharged within thirty (30) days after Tenant receives written notice of the filing thereof (whether from Landlord or from any other source whatsoever); or (viii) Tenant shall fail to return a properly executed estoppel certificate to Landlord in accordance with the provisions of Article 27 hereof within the time period provided for such return following Landlord's request for same as provided in Article 27 and such failure continues uncured for ten (10) days following receipt by Tenant of written notice thereof.

          (b) Upon the occurrence of any of the aforesaid events of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever: (i) terminate this Lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord and if Tenant fails to do so, Landlord may without prejudice to any other remedy which it may have for possession or arrearages in Rent, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying said Demised Premises or any part thereof, without being liable for prosecution or any claim of damages therefor; Tenant hereby agreeing to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Demised Premises on satisfactory terms or otherwise; (ii) terminate Tenant's right of possession (but not this Lease) and enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying said Demised Premises or any part thereof, by entry, dispossessory suit or otherwise, without thereby releasing Tenant from any liability hereunder, without terminating this Lease, and without being liable for prosecution or any claim of damages therefor and, if Landlord so elects, make such alterations, redecorations and repairs as, in Landlord's judgment, may be necessary to relet the Demised Premises, and Landlord may relet the Demised Premises or any portion thereof in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be for a term extending beyond the Lease Term) and at such rental or rentals and upon such other terms as Landlord may reasonably deem advisable, with or without advertisement, and by private negotiations, and receive the rent therefor, Tenant hereby agreeing to pay to Landlord the deficiency, if any, between all Rent reserved hereunder and the total rental applicable to the Lease Term hereof obtained by Landlord re-letting, and Tenant shall be liable for Landlord's expenses in redecorating and restoring the Demised Premises and all costs incident to such re-letting, including broker's commissions and lease assumptions, and in no event shall Tenant be entitled to any rentals received by Landlord in excess of the amounts due by Tenant hereunder; or (iii) enter upon the Demised Premises, without being liable for prosecution or any claim of damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses including, without limitation, reasonable attorneys' fees which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, except for damage to property or injury to persons to the extent caused by the gross negligence or willful misconduct of Landlord. If Landlord shall reenter the Demised Premises and take possession from Tenant without terminating this Lease, provided that Tenant has vacated the Demised Premises and is not contesting Landlord's right to the possession of the Demised Premises, Landlord will use reasonable efforts to relet the Demised Premises and thereby mitigate the damages which Landlord shall incur. Tenant hereby agrees that Landlord's agreement to use reasonable efforts to relet the Demised Premises in order to mitigate Landlord's damages shall not be deemed to impose upon Landlord any obligation to relet the Demised Premises (i) for any purpose other than use permitted under this Lease or (ii) to any Tenant who is not financially capable of performing the duties and obligations imposed upon Tenant under this Lease, or (iii) to prefer the Demised Premises over any other space available in the Building. If this Lease is terminated by Landlord as a result of the occurrence of an event of default, Landlord may declare to be due and payable immediately, the present value (calculated with a discount factor of eight percent [8%] per annum) of the difference between (x) the entire amount of Rent and other charges and assessments which in Landlord's reasonable determination would become due and payable during the remainder of the Lease Term determined as though this Lease had not been terminated (including, but not limited to, increases in Rent pursuant to this Lease), and (y) the then fair market rental value of the Demised Premises for the remainder of the Lease Term. Upon the acceleration of such amounts, Tenant agrees to pay the same at once, together with all Rent and other charges and assessments theretofore due, at Landlord's address as provided herein, it being agreed that such payment shall not constitute a penalty or forfeiture but shall constitute liquidated damages for Tenant's failure to comply with the terms and provisions of this Lease (Landlord and Tenant agreeing that Landlord's actual damages in such event are impossible to ascertain and that the amount set forth above is a reasonable estimate thereof).

          (c) Pursuit of any of the foregoing remedies shall not preclude pursuit of any other remedy herein provided or any other remedy provided by law or at equity, nor shall pursuit of any remedy herein provided constitute an election of remedies thereby excluding the later election of an alternate remedy, or a forfeiture or waiver of any Rent or other charges and assessments payable by Tenant and due to Landlord hereunder or of any damages accruing to Landlord by reason of violation of any of the terms, covenants, warranties and provisions herein contained. No reentry or taking possession of the Demised Premises by Landlord or any other action taken by or on behalf of Landlord shall be construed to be an acceptance of a surrender of this Lease or an election by Landlord to terminate this Lease unless written notice of such intention is given to Tenant. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default. In determining the amount of loss or damage which Landlord may suffer by reason of termination of this Lease or the deficiency arising by reason of any reletting of the Demised Premises by Landlord as above provided, allowance shall be made for the expense of repossession. Tenant agrees to pay to Landlord all costs and expenses incurred by Landlord in the enforcement of this Lease, including, without limitation, the fees of Landlord's attorneys as provided in Article 24 hereof.

          (d) The abandonment or vacation of the Demised Premises shall not be an event of default by Tenant under this Lease, but in the event Tenant shall abandon or vacate the Demised Premises, unless due to a casualty, condemnation or remodeling (which remodeling is being diligently prosecuted), Landlord may, at any time while such abandonment or vacation of the Demised Premises is continuing, notify Tenant of Landlord's election to terminate this Lease, in which event this Lease shall terminate on the date so selected by Landlord in Landlord's written election to terminate this Lease, and on the date so set forth in Landlord's written election, this Lease shall terminate and come to an end as though the date selected by Landlord were the last day of the natural expiration of the Lease Term; provided, however, that no such termination shall affect or limit any obligations or liabilities of Tenant arising or accruing under this Lease prior to the effective date of any such termination; and provided further that Tenant may rescind Landlord's election by (i) notifying Landlord in writing, within ten (10) days after receipt of Landlord's written election to terminate this Lease, that Tenant will reoccupy the Demised Premises for business purposes and (ii) in fact, so reoccupying the Demised Premises for business purposes within sixty (60) days thereafter.

    19.   Waiver of Breach.  No waiver of any breach of the covenants,
          ----------------
warranties, agreements, provisions, or conditions contained in this Lease shall be construed as a waiver of said covenant, warranty, provision, agreement or condition or of any subsequent breach thereof, and if any breach shall occur and afterwards be compromised, settled or adjusted, this Lease shall continue in full force and effect as if no breach had occurred.

     20.  Assignment and Subletting.  Tenant shall not, without the prior
          -------------------------
written consent of Landlord, assign this Lease or any interest herein or in the Demised Premises, or mortgage, pledge, encumber, hypothecate or otherwise transfer or sublet the Demised Premises or any part thereof or permit the use of the Demised Premises by any party other than Tenant. Consent to one or more such transfers or subleases shall not destroy or waive this provision, and all subsequent transfers and subleases shall likewise be made only upon obtaining the prior written consent of Landlord. Without limiting the foregoing prohibition, in no event shall Tenant assign this Lease or any interest herein, whether directly, indirectly or by operating of law, or sublet the Demised Premises or any part thereof or permit the use of the Demised Premises or any part thereof by any party (i) if the proposed assignee or subtenant is a party who would (or whose use would) detract from the character of the Building as a first-class building, such as, without limitation, a dental, medical or chiropractic office or a governmental office, (ii) if the proposed use of the Demised Premises shall involve an occupancy rate in excess of the maximum density permitted under the zoning, building, health and other laws, rules, ordinances and statutes applicable to the Demised Premises, (iii) if the proposed assignment or subletting shall be to a governmental subdivision or agency or any person or entity who enjoys diplomatic or sovereign immunity, (iv) if such proposed assignee or subtenant is an existing tenant of the Building, or
(v) if such proposed assignment, subletting or use would contravene any restrictive covenant (including any exclusive use) granted to any other tenant of the Building or would contravene the provisions of Article 12 of this Lease.

     Notwithstanding the foregoing prohibition, Tenant shall have the absolute right, without the consent of Landlord but with prior notice to Landlord, to assign this Lease or sublet all or any part of the Demised Premises to an Affiliate of Tenant (as hereinafter defined), so long as such transaction is not entered as a subterfuge to avoid the restrictions relating to assignments and subletting set forth in this Lease. Tenant shall also have the absolute right, without the consent of Landlord but with prior notice to Landlord, to assign this Lease to another entity in connection with the merger or consolidation of Tenant and such other entity or to the purchaser or transferee of all or substantially all of the business and assets of Tenant, provided (i) that the successor entity, purchaser or transferee shall, as a result of such merger, consolidation or acquisition, be legally bound to pay the Rent and all other rentals and charges hereunder, and to observe and perform all of the other terms, covenants and provisions of this Lease on the part of Tenant to be observed or performed, (ii) that such successor, purchaser or transferee shall have a net worth, determined in accordance with generally accepted accounting principles, which is not less than the net worth of Tenant immediately prior to such transaction, and (iii) that any such transaction is not entered into as a subterfuge to avoid the restrictions relating to assignments set forth in this Lease. No assignment of this Lease or subletting of the Demised Premises shall relieve Tenant of any of Tenant's obligations or liabilities under this Lease, and Tenant shall remain fully liable for the faithful performance of all covenants, terms and conditions hereof on the Tenant's part to be performed. As used herein, the term "Affiliate of Tenant" shall mean any person, partnership, corporation, limited liability company or other form of business or legal association or entity which directly or indirectly controls Tenant or which is directly or indirectly controlled by or under common control with Tenant (the term "control" for these purposes shall mean, in the case of a corporation, the right to exercise, directly or indirectly, more than fifty percent [50%] of the voting rights attributable to the shares of the controlled corporation, and with respect to an entity that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the controlled entity).

     Sublessees or transferees of the Demised Premises for the balance of the Lease Term shall become directly liable to Landlord for all obligations of Tenant hereunder, without relieving Tenant (or any guarantor of Tenant's obligations hereunder) of any liability therefor, and Tenant shall remain obligated for all liability to Landlord arising under this Lease during the entire remaining Lease Term including any extensions thereof, whether or not authorized herein. If Tenant is a partnership, a withdrawal or change, whether voluntary, involuntary or by operation of law, of partners owning a controlling interest in the Tenant shall be deemed a voluntary assignment of this Lease and subject to the foregoing provisions. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale or transfer of a controlling interest in the capital stock of Tenant, shall be deemed a voluntary assignment of this Lease and subject to the foregoing provisions. The preceding sentence shall not apply to, and Tenant shall not be in default under this Paragraph 20 as a result of, an offering of voting stock to the public pursuant to a registered securities offering, the transfer of voting stock on a national securities exchange or through the NASDAQ national market system, or the transfer of voting stock to Tenant's employees pursuant to a bona fide employee stock ownership plan. If Tenant shall be a corporation whose stock is publicly traded on a nationally recognized securities exchange (including the NASDAQ over-the-counter market), then any merger, consolidation or other similar reorganization of Tenant, or the sale or transfer of a controlling interest in the voting capital stock of Tenant shall not be deemed to be an assignment of this Lease. Landlord may, as a prior condition to considering any request for consent to an assignment or sublease (when Landlord's consent is required), require Tenant to obtain and submit current financial statements of any proposed subtenant or assignee. In the event Landlord consents to an assignment or sublease, Tenant shall reimburse Landlord, not in excess of $1,000.00 per assignment or sublease, for Landlord's reasonable accounting costs, and reasonable legal fees, actually incurred by Landlord as a result of the assignment or sublease. Any consideration, in excess of the Rent and other charges and sums due and payable by Tenant under this Lease, paid to Tenant by any assignee of this Lease for its assignment, or by any sublessee under or in connection with its sublease (when Landlord's consent is required), or otherwise paid to Tenant by another party for use and occupancy of the Demised Premises or any portion thereof, shall be promptly remitted by Tenant to Landlord as additional rent hereunder and Tenant shall have no right or claim thereto as against Landlord. No assignment of this Lease consented to by Landlord shall be effective unless and until Landlord shall receive an original assignment and assumption agreement, in form and substance reasonably satisfactory to Landlord, signed by Tenant and Tenant's proposed assignee, whereby the assignee assumes due performance of this Lease to be done and performed for the balance of the then remaining Lease Term of this Lease. No subletting of the Demised Premises, or any part thereof, shall be effective unless and until there shall have been delivered to Landlord an agreement, in form and substance reasonably satisfactory to Landlord, signed by Tenant and the proposed sublessee, whereby the sublessee acknowledges the right of Landlord to continue or terminate any sublease, in Landlord's sole discretion, upon termination of this Lease, and such sublessee agrees to recognize and attorn to Landlord in the event that Landlord elects under such circumstances to continue such sublease.

     21.  Destruction.
          -----------

          (a) If the Demised Premises are damaged by fire or other casualty, the same shall be repaired or rebuilt as speedily as practical under the circumstances at the expense of the Landlord, unless this Lease is terminated as provided in this Article 21, and during the period required for restoration, a just and proportionate part of Base Rental shall be abated until the Demised Premises are repaired or rebuilt.

          (b) If the Demised Premises are (i) damaged to such an extent that repairs cannot, in Landlord's judgment, be completed within one hundred eighty (180) days after the date of the casualty or (ii) damaged or destroyed as a result of a risk which is not insured under standard fire insurance policies with extended coverage endorsement, or (iii) damaged or destroyed during the last eighteen (18) months of the Lease Term, or if the Building is damaged in whole or in part (whether or not the Demised Premises are damaged), to such an extent that the Building cannot, in Landlord's judgment, be operated economically as an integral unit, then and in any such event Landlord may at its option terminate this Lease by notice in writing to the Tenant within sixty (60) days after the date of such occurrence. If the Demised Premises are damaged to such an extent that repairs cannot, in Landlord's judgment, be completed within one hundred eighty (180) days after the date of the casualty or if the Demised Premises are substantially damaged during the last eighteen (18) months of the Lease Term, then in either such event Tenant may elect to terminate this Lease by notice in writing to Landlord within thirty (30) days after the date of such occurrence. If the Demised Premises are damaged and this Lease is not terminated by Landlord or Tenant pursuant to this Paragraph 21(b) and the repairs to the Demised Premises on account of such damage are not completed within two hundred (200) days after the date of the casualty, then on or before the earlier of the date such repairs are completed or the date two hundred twenty (220) days after the date of the casualty, Tenant may elect to terminate this Lease by notice in writing to Landlord. Unless Landlord or Tenant elects to terminate this Lease as hereinabove provided, this Lease will remain in full force and effect and Landlord shall repair such damage at its expense to the extent required under subparagraph (c) below as expeditiously as possible under the circumstances.

          (c) If Landlord should elect or be obligated pursuant to subparagraph
     (a) above to repair or rebuild because of any damage or destruction, Landlord's obligation shall be limited to the original Building and any other work or improvements which were originally performed or installed at Landlord's expense as described in Exhibit "D" hereto or with the proceeds
                                        -----------
     of the Construction Allowance. If the cost of performing such repairs exceeds the actual proceeds of insurance paid or payable to Landlord on account of such casualty, or if Landlord's mortgagee or the lessor under a ground or underlying lease shall require that any insurance proceeds from a casualty loss be paid to it, Landlord may terminate this Lease unless Tenant, within thirty (30) days after demand therefor, deposits with Landlord a sum of money sufficient to pay the difference between the cost of repair and the proceeds of the insurance available to Landlord for such purpose.

     22.  Landlord's Lien.   Intentionally omitted.
          ---------------

     23.  Services by Landlord.  Landlord shall provide the Building Standard
          --------------------
Services described on Exhibit "E" attached hereto and by reference made a part
                      -----------
hereof.

     24.  Attorneys' Fees.  In the event Landlord or Tenant defaults in the
          ---------------
performance of any of the terms, agreements or conditions contained in this Lease and the non-defaulting party places the enforcement of this Lease, or any part thereof, or the collection of any Rent due or to become due hereunder, or recovery of the possession of the Demised Premises, in the hands of an attorney, or files suit upon the same, and should such non-defaulting party prevail in such suit, the non-prevailing party, to the extent permitted by applicable law, agrees to pay the prevailing party all reasonable attorney's fees actually incurred by the prevailing party.

     25.  Time.  Time is of the essence of this Lease and whenever a certain day
          ----
is stated for payment or performance of any obligation of Tenant or Landlord, the same enters into and becomes a part of the consideration hereof.

     26.  Subordination and Attornment.
          ----------------------------

          (a) Existing Security Deeds or Underlying Leases.  Landlord represents
              --------------------------------------------
     and warrants to Tenant that as of the date of this Lease, the Land and Building are free and clear of any mortgages, deeds to secure debt, deeds of trust or other such financing instruments (each a "Security Deed") or any ground or underlying leases.

      (b) Subordination.  Tenant agrees that upon request from the Landlord,
          -------------
     from the holder or proposed holder of any Security Deed or from the lessor or proposed lessor under any underlying lease, Tenant shall execute a subordination, non-disturbance and attornment agreement ("non-disturbance agreement") subordinating this Lease to the interest of such holder or lessor and their respective heirs, successors and assigns. The holder of any such Security Deed or the lessor under any such underlying lease shall agree in such nondisturbance agreement that, so long as Tenant complies with all of the terms and conditions of this Lease and is not in default hereunder beyond the period of cure of such default as provided herein, such holder or lessor or any person or entity acquiring the interest of the Landlord under this Lease as a result of the enforcement of such Security Deed or lease or deed in lieu thereof (the "Successor Landlord") shall not take any action to disturb Tenant's possession of the Demised Premises during the remainder of the Lease Term and any extension or renewal thereof and the Successor Landlord shall recognize all of Tenant's rights under this Lease, despite any foreclosure, lease termination or other action by such holder or lessor, including, without limitation, the taking of possession of the Demised Premises or any portion thereof by the Successor Landlord or the exercise of any assignment of rents by the holder or lessor. In any such non-disturbance agreement, Tenant shall agree to give the holder of the Security Deed (or, in the case of an underlying lease, the lessor thereunder) notice of defaults by Landlord hereunder (but only to the address previously supplied to Tenant in writing) at the same time as such notice is given to Landlord and time periods to cure such defaults which are the same as those granted to

     Landlord hereunder (which time period shall run from and after such notice is given to such holder or lessor), and Tenant shall further agree that any Successor Landlord shall not be personally liable for any accrued obligation of the former landlord, or for any act or omission of the former landlord, whether prior to or after such enforcement proceedings, nor be subject to any counterclaims which shall have accrued to Tenant against the former landlord prior to the date upon which such party shall become the owner of the Demised Premises. Such non-disturbance agreement shall also provide for the attornment by Tenant to the Successor Landlord and shall provide that such Successor Landlord shall not be (a) subject to any offsets which the Tenant might have against the former landlord; (b) bound by any Base Rental or any other payments which the Tenant under this Lease might have paid for more than one (1) month in advance to any former landlord under this Lease; or (c) bound by any amendment or modification of this Lease made without the express written consent of the holder of the Security Deed or lessor under the underlying lease, as the case may be. Landlord will join in the signing of the non-disturbance agreement, and such non-disturbance agreement will be in the form suitable for recording in the deed records of Knox County, Tennessee.

          (c) Election by Mortgagee.  If the holder of any Security Deed or any
               ---------------------
     lessor under a ground or underlying lease elects to have this Lease superior to its Security Deed or lease and signifies its election in the instrument creating its lien or lease or by separate instrument recorded in connection with or prior to a foreclosure, or in the foreclosure deed itself, then this Lease shall be superior to such Security Deed or lease.

     27.  Estoppel Certificates.  Within ten (10) days after receipt of written
          ---------------------
request therefor by Landlord (including a copy of the form of estoppel certificate), Tenant agrees to execute and return to Landlord in recordable form an estoppel certificate addressed to Landlord, any mortgagee or assignee of Landlord's interest in, or purchaser of, the Demised Premises or the Building or any part thereof, certifying (if such be the case) that this Lease is unmodified and is in full force and effect (and if there have been modifications, that the same is in full force and effect as modified and stating said modifications); that there are no defenses or offsets against the enforcement thereof or stating those claimed by Tenant; and stating the date to which Rent and other charges have been paid. Such certificate shall also include such other information as may reasonably be required by such mortgagee, proposed mortgagee, assignee, purchaser or Landlord. Any such certificate may be relied upon by Landlord, any mortgagee, proposed mortgagee, assignee, purchaser and any other party to whom such certificate is addressed. In the event Tenant delivers such estoppel certificate within such time period, Landlord shall reimburse Tenant, not in excess of $1,000.00 per estoppel certificate, for Tenant's reasonable administration costs, actually incurred by Tenant as a result of executing such estoppel certificate.

     28.  Cumulative Rights.  All rights, powers and privileges conferred
          -----------------
hereunder upon the parties hereto shall be cumulative to, but not restrictive of, or in lieu of those conferred by law.

     29.  Holding Over.  If Tenant remains in possession after expiration or
          ------------
termination of the Lease Term without Landlord's written consent, Tenant shall become a tenant-at-sufferance, and there shall be no renewal of this Lease by operation of law. During the period of any such holding over, all provisions of this Lease shall be and remain in effect except that the monthly rental shall be 125% of the amount of Rent (including any adjustments as provided herein) payable for the last full calendar month of the Lease Term including renewals or extensions. The inclusion of the preceding sentence in this Lease shall not be construed as Landlord's consent for Tenant to hold over.

     30.  Surrender of Premises.  Upon the expiration or other termination of
          ---------------------
this Lease, Tenant shall quit and surrender to Landlord the Demised Premises and every part thereof and all alterations, additions and improvements thereto, broom clean and in good condition and state of repair, reasonable wear and tear and insured casualty only excepted. Tenant shall remove all personalty and equipment not attached to the Demised Premises which it has placed upon the Demised Premises (including but not limited to Tenant's voice and data equipment and back-up power equipment installed by Tenant at Tenant's cost, trade fixtures, furniture, and Tenant's ice maker), and Tenant shall repair all damage to the Demised Premises, Building or Project caused by the removal of such property. If Tenant shall fail or refuse to remove all of Tenant's effects, personalty and equipment from the Demised Premises upon the expiration or termination of this Lease for any cause whatsoever or upon the Tenant being dispossessed by process of law or otherwise, such effects, personalty and equipment shall be deemed conclusively to be abandoned and may be appropriated, sold, stored, destroyed or otherwise disposed of by Landlord without obligation to account for them. Tenant shall pay Landlord on demand any and all expenses (net of the net proceeds, if any, received by Landlord from the sale, if any, of such property or any portion thereof) incurred by Landlord in the removal of such property, including, without limitation, the cost of repairing any damage to the Building or Project caused by the removal of such property and storage charges (if Landlord elects to store such property). The covenants and conditions of this Article 30 shall survive any expiration or termination of this Lease.

     31.  Notices.  All notices required or permitted to be given hereunder
          -------
shall be in writing and may be delivered by hand to either party or may be sent by courier or by United States Mail, certified, return receipt requested, postage prepaid. Any such notice shall be deemed received by the party to whom it was sent (i) in the case of hand delivery or courier delivery, on the date of delivery to such party, and (ii) in the case of certified mail, the date receipt is acknowledged on the return receipt for such notice or, if delivery is rejected or refused or the U.S. Postal Service is unable to deliver same because of changed address of which no notice was given pursuant hereto, the first date of such rejection, refusal or inability to deliver. All such notices shall be addressed to Landlord or Tenant at their respective address set forth hereinabove or at such other address as either party shall have theretofore given to the other by notice as herein provided.

     32.  Damage or Theft of Personal Property.  All personal property brought
          ------------------------------------
into Demised Premises by Tenant, or Tenant's employees or business visitors, shall be at the risk of Tenant only, and Landlord shall not be liable for theft thereof or any damage thereto occasioned by any act of co-tenants, occupants, invitees or other users of the Building or any other person, unless such theft or damage is the result of the act of Landlord or its employees and Landlord is not relieved therefrom by Article 17 hereof. Unless caused by the negligent acts or omissions of Landlord or its employees, Landlord shall not at any time be liable for damage to any property in or upon the Demised Premises which results from power surges or other deviations from the constancy of the electrical service or from gas, smoke, water, rain, ice or snow which issues or leaks from or forms upon any part of the Building or from the pipes or plumbing work of the same, or from any other place whatsoever.

     33.  Eminent Domain.
          --------------

          (a) If all or part of the Demised Premises shall be taken for any public or quasi-public use by virtue of the exercise of the power of eminent domain or by private purchase in lieu thereof, this Lease shall terminate as to the part so taken as of the date of taking, and, in the case of a partial taking, either Landlord or Tenant shall have the right to terminate this Lease as to the balance of the Demised Premises by written notice to the other within thirty (30) days after such date; provided, however, that a condition to the exercise by Tenant of such right to terminate shall be either (i) that more than fifteen percent (15%) of the Demised Premises was taken or (ii) that the portion of the Demised Premises taken shall be of such extent and nature as substantially to handicap, impede or impair, in Tenant's reasonable opinion, Tenant's use of the balance of the Demised Premises or (iii) that more than fifteen percent (15%) of the parking spaces for the Building were taken, unless within thirty (30) days after the date of such Taking Landlord shall notify Tenant of its intention to replace the parking spaces, and such replacement is provided within one hundred fifty (150) days of such notice. If title to so much of the Building is taken that a reasonable amount of reconstruction thereof will not in Landlord's sole discretion result in the Building being a practical improvement and reasonably suitable for use for the purpose for which it is designed, then this Lease shall terminate on the date that the condemning authority actually takes possession of the part so condemned or purchased.

          (b) If this Lease is terminated under the provisions of this Article 33, Rent shall be apportioned and adjusted as of the date of termination. Tenant shall have no claim against Landlord or against the condemning authority for the value of any leasehold estate or for the value of the unexpired Lease Term provided that the foregoing shall not preclude any claim that Tenant may have against the condemning authority for the unamortized cost of leasehold improvements, to the extent the same were installed at Tenant's expense (and not with the proceeds of the Construction Allowance), or for loss of business, moving expenses or other consequential damages, in accordance with subparagraph (d) below.

          (c) If there is a partial taking of the Building and this Lease is not thereupon terminated under the provisions of this Article 33, then this Lease shall remain in full force and effect, and Landlord shall, within a reasonable time thereafter, repair or reconstruct the remaining portion of the Building to the extent necessary to make the same a complete architectural unit; provided that in complying with its obligations hereunder Landlord shall not be required to expend more than the net proceeds of the condemnation award which are paid to Landlord.

          (d) All compensation awarded or paid to Landlord upon a total or partial taking of the Demised Premises or the Building shall belong to and be the property of

     Landlord without any participation by Tenant. Nothing herein shall be construed to preclude Tenant from prosecuting any claim directly against the condemning authority for loss of business, for damage to, and cost of removal of, trade fixtures, furniture and other personal property belonging to Tenant, and for the unamortized cost of leasehold improvements to the extent same were installed at Tenant's expense (and not with the proceeds of the Construction Allowance). In no event shall Tenant have or assert a claim for the value of any unexpired term of this Lease. Subject to the foregoing provisions of this subparagraph (d), Tenant hereby assigns to Landlord any and all of its right, title and interest in or to any compensation awarded or paid as a result of any such taking.

     34.  Parties.  The term "Landlord", as used in this Lease, shall include
          -------
Landlord and its assigns and successors. It is hereby covenanted and agreed by Tenant that should Landlord's interest in the Demised Premises cease to exist for any reason during the Lease Term, then notwithstanding the happening of such event, this Lease nevertheless shall remain in full force and effect, and Tenant hereby agrees to attorn to the then owner of the Demised Premises. The term "Tenant" shall include Tenant and its heirs, legal representatives and successors, and shall also include Tenant's assignees and sublessees, if this Lease shall be validly assigned or the Demised Premises sublet for the balance of the Lease Term or any renewals or extensions thereof. In addition, Landlord and Tenant covenant and agree that Landlord's right to transfer or assign Landlord's interest in and to the Demised Premises, or any part or parts thereof, shall be unrestricted, and that in the event of any such transfer or assignment by Landlord which includes the Demised Premises, Landlord's obligations to Tenant thereafter arising hereunder shall cease and terminate, and Tenant shall look only and solely to Landlord's assignee or transferee for performance of Landlord's obligations to Tenant thereafter arising hereunder.

     35.  Liability of Tenant.  Tenant hereby indemnifies Landlord from and
          -------------------
agrees to hold Landlord harmless against, any and all liability, loss, cost, damage or expense, including, without limitation, court costs and reasonable attorney's fees, imposed on Landlord by any person whomsoever, caused in whole or in part by any negligent act or omission of Tenant, or any of its employees, contractors, servants, agents, subtenants or assignees, or of Tenant's customers while such customers are within the Demised Premises, or otherwise occurring in connection with any default of Tenant hereunder. The provisions of this Article 35 shall survive any termination of this Lease.

     36.  Force Majeure.  In the event of strike, lockout, civil commotion, act
          -------------
of God, or any other cause beyond a party's control (collectively "force majeure") resulting in the Landlord's inability to supply the services or perform the other obligations required of Landlord hereunder, this Lease shall not terminate and Tenant's obligation to pay Rent and all other charges and sums due and payable by Tenant shall not be affected or excused and Landlord shall not be considered to be in default under this Lease. If, as a result of force majeure, Tenant is delayed in performing any of its obligations under this Lease, Tenant's performance shall be excused for a period equal to such delay and Tenant shall not during such period be considered to be in default under this Lease with respect to the obligation, performance of which has thus been delayed.

     37.  Landlord's Liability.  Landlord shall have no personal liability with
          --------------------
respect to any of the provisions of this Lease. If Landlord is in default with respect to its obligations under this Lease, Tenant shall look for satisfaction of Tenant's remedies, if any, solely to the equity of Landlord in and to the Building and the Land described in Exhibit "A" hereto and to the proceeds of
                                   -----------
Landlord's insurance policy or policies actually paid to Landlord and not applied by Landlord by the applicable claim or to the restoration of the Building as required by the terms of this Lease (unless same are not so applied because such proceeds are required by the holder of a mortgage to be paid to it to reduce the debt secured by such mortgage) and to any rent derived from the Building accruing after the date of a final judgment obtained by Tenant against Landlord with respect to such default. It is expressly understood and agreed that Landlord's liability under the terms of this Lease shall in no event exceed the amount of its interest in and to said Land and Building, the aforedescribed rent derived from the Building accruing after the date of a final judgment obtained by Tenant against Landlord with respect to such default, and the aforedescribed proceeds of insurance. In no event shall any partner of Landlord nor any joint venturer in Landlord, nor any officer, director or shareholder of Landlord or any such partner or joint venturer of Landlord be personally liable with respect to any of the provisions of this Lease.

     38.  Landlord's Covenant of Quiet Enjoyment.  Provided Tenant performs the
          --------------------------------------
terms, conditions and covenants of this Lease, and subject to the terms and provisions hereof, Landlord covenants and agrees to take all necessary steps to secure and to maintain for the benefit of Tenant the quiet and peaceful possession of the Demised Premises, for the Lease Term, without hindrance, claim or molestation by Landlord or any other person lawfully claiming under Landlord.

     39.  First Month's Rent.  Tenant has deposited with Landlord the sum set
          ------------------
forth in Article 1(m) above. Such amount shall be applied by Landlord to the first monthly installment(s) of Base Rental and Tenant's Forecast Additional Rental as they become due hereunder. This Lease shall be of no force or effect and the sum set forth in Article 1(m) above shall be refunded to Tenant in the event this Lease has not been executed by Landlord within fourteen (14) days after counterparts of this Lease fully executed by Tenant have been delivered to Landlord together with the sum set forth in Article 1(m) above.

     40.  Hazardous Substances.  Tenant hereby covenants and agrees that Tenant
          --------------------
shall not cause or permit any "Hazardous Substances" (as hereinafter defined) to be generated, placed, held, stored, used, located or disposed of at the Project or any part thereof, except for Hazardous Substances as are commonly and legally used or stored as a consequence of using the Demised Premises for general office and administrative purposes (and, if permitted hereunder, medical treatment and medical laboratory purposes), but only so long as the quantities thereof do not pose a threat to public health or to the environment or would necessitate a "response action", as that term is defined in CERCLA (as hereinafter defined), and so long as Tenant strictly complies or causes compliance with all applicable governmental rules and regulations concerning the use, storage, production, transportation and disposal of such Hazardous Substances. For purposes of this
Article 40, "Hazardous Substances" shall mean and include those elements or compounds which are contained in the list of Hazardous Substances adopted by the United States Environmental Protection Agency (EPA) or in any list of toxic pollutants designated by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious or radioactive by any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability (including, without limitation, strict liability) or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereinafter in effect (collectively "Environmental Laws"). Tenant hereby agrees to indemnify Landlord and hold Landlord harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Landlord by any person, entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence in, or the escape, leakage, spillage, discharge, emission or release from, the Demised Premises of any Hazardous Substances (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation and Liability Act ["CERCLA"], any so-called federal, state or local "Superfund" or "Superlien" laws or any other Environmental Law); provided, however, that the foregoing indemnity is limited to matters arising solely from Tenant's violation of the covenant contained in this Article. The obligations of Tenant under this Article shall survive any expiration or termination of this Lease.

Landlord hereby covenants and agrees that Landlord has not caused or permitted and shall not cause or permit any Hazardous Substances to be generated, placed, held, stored, used, located or disposed of at the Project or any part thereof (excluding, however, the Demised Premises and such other portions of the Project as are from time to time leased to tenants, but including the "building standard" work), except for Hazardous Substances as are commonly and legally used or stored as a consequence of constructing, operating, and maintaining the Project in accordance with this Lease, and using the Project for general office and administrative purposes (and, if permitted hereunder, medical treatment and medical laboratory purposes), but only so long as the quantities thereof do not pose a threat to public health or to the environment or would necessitate a "response action", as that term is defined in CERCLA, and so long as Landlord strictly complies or causes compliance with all applicable governmental rules and regulations concerning the use, storage, production, transportation and disposal of such Hazardous Substances. Landlord hereby agrees to indemnify Tenant and hold Tenant harmless from and against any and all losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of settlement or judgment and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Tenant by any person, entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence in, or the escape, leakage, spillage, discharge, emission or release from, the Project of any Hazardous Substances (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment or claims asserted or arising under CERCLA, any so-called federal, state or local "Superfund" or "Superlien" laws or any other Environmental Law); provided, however, that the foregoing indemnity is limited to matters arising solely from Landlord's violation of the covenant contained in this Article. The obligations of Landlord under this Article shall survive any expiration or termination of this Lease.

     41.  Submission of Lease.  The submission of this Lease for examination
          -------------------
does not constitute an offer to lease and this Lease shall be effective only upon execution hereof by Landlord and Tenant.

     42.  Severability.  If any clause or provision of the Lease is illegal,
          ------------
invalid or unenforceable under present or future laws, the remainder of this Lease shall not be affected thereby, and in lieu of each clause or provision of this Lease which is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as nearly identical to the said clause or provision as may be legal, valid and enforceable.

     43.  Entire Agreement.  This Lease contains the entire agreement of the
          ----------------
parties and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with any obligation of Tenant hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof. This Lease may not be altered, waived, amended or extended except by an instrument in writing signed by Landlord and Tenant. This Lease is not in recordable form, and Tenant agrees not to record or cause to be recorded this Lease or any short form or memorandum thereof.

     44.  Headings.  The use of headings herein is solely for the convenience of
          --------
indexing the various paragraphs hereof and shall in no event be considered in construing or interpreting any provision of this Lease.

     45.  Broker.  Tenant represents and warrants to Landlord that (except with
          ------
respect to any Broker[s] identified in Article 1[n] hereinabove) no broker, agent, commission salesperson, or other person has represented Tenant in the negotiations for and procurement of this Lease and of the Demised Premises and that (except with respect to any Broker[s] identified in Article 1[n] hereinabove) no commissions, fees, or compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesperson, or other person as a result of any act or agreement of Tenant. Tenant agrees to indemnify and hold Landlord harmless from all loss, liability, damage, claim, judgment, cost or expense (including reasonable attorneys' fees and court costs) suffered or incurred by Landlord as a result of a breach by Tenant of the representation and warranty contained in the immediately preceding sentence or as a result of Tenant's failure to pay commissions, fees, or compensation due to any broker who represented Tenant, whether or not disclosed, or as a result of any claim for any fee, commission or similar compensation with respect to this Lease made by any broker, agent or finder (other than the Broker[s] identified in Article 1[n] hereinabove) claiming to have dealt with Tenant.

Landlord represents and warrants to Tenant that (except with respect to any Broker[s] identified in Article 1[n] hereinabove) no broker, agent, commission salesperson, or other person has represented Landlord in the negotiations for and procurement of this Lease and of the Demised Premises and that (except with respect to any Broker[s] identified in Article 1[n] hereinabove) no commissions, fees, or compensation of any kind are due and payable in connection herewith to any broker, agent, commission salesperson, or other person as a result of any act or agreement of Landlord. Landlord agrees to indemnify and hold Tenant harmless from all loss, liability, damage, claim, judgment, cost or expense (including reasonable attorneys' fees and court costs) suffered or incurred by Tenant as a result of a breach by Landlord of the representation and warranty contained in the immediately preceding sentence or as a result of Landlord's failure to pay commissions, fees, or compensation due to any broker who represented Landlord, whether or not disclosed, or as a result of any claim for any fee, commission or similar compensation with respect to this Lease made by any broker, agent or finder (other than the Broker[s] identified in Article 1[n] hereinabove) claiming to have dealt with Landlord.

     46.  Governing Law.  The laws of the State of Tennessee shall govern the
          -------------
validity, performance and enforcement of this Lease.

     47.  Special Stipulations.  The special stipulations attached hereto as
          --------------------
Exhibit "F" are hereby incorporated herein by this reference as though fully set
-----------
forth.

     48.  Authority.  Each of the persons executing this Lease on behalf of
          ---------
Tenant does hereby personally represent that Tenant is a duly formed and validly existing limited liability company and is fully authorized and qualified to do business in the State of Tennessee, that the limited liability company has full right and authority to enter into this Lease, and that each person signing on behalf of the limited liability is a manager or officer of the limited liability company and is authorized to sign on behalf of and to bind the limited liability company. Upon the request of Landlord, Tenant shall deliver to Landlord documentation satisfactory to Landlord evidencing Tenant's compliance with this Article, and Tenant agrees to promptly execute all necessary and reasonable applications or documents as reasonably requested by Landlord, required by the jurisdiction in which the Demised Premises is located, to permit the issuance of necessary permits and certificates for Tenant's use and occupancy of the Demised Premises.

     49.  Financial Statements.   Upon Landlord's written request therefor, but
          --------------------
not more often than once per year, Tenant shall promptly furnish to Landlord Tenant's most recent annual report (provided, however, if Tenant is not publicly traded at such time, Tenant shall deliver a financial statement with respect to Associates First Capital Corporation for its most recent fiscal year prepared in accordance with generally accepted accounting principles and certified to be true and correct by Associates First Capital Corporation, which statement Landlord agrees to keep confidential and not use except in connection with proposed sale or loan transaction).



                   [Signatures contained on following page]

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day, month and year first above written.


                                      "LANDLORD":

                                      THE FUND IX, FUND X, FUND XI, AND REIT
                                      JOINT VENTURE

                                      By:  Wells Real Estate Fund IX, L.P.,
                                           a Georgia limited partnership,
                                           managing venturer

                                           By: /s/ Leo F. Wells         (Seal)
                                              --------------------------
                                               Leo F. Wells, II,
                                               general partner

                                           By: Wells Partners, L.P.,
                                               a Georgia limited partnership,
                                               general partner

                                               By:  Wells Capital, Inc.,
                                                    a Georgia corporation,
                                                    general partner

                                                    By: /s/ Leo F. Wells (Seal)
                                                       ------------------
                                                        Leo F. Wells, II,
                                                        President

                                               (CORPORATE SEAL)


                                      "TENANT":

                                      ASSOCIATES HOUSING FINANCE, LLC,
                                      a Delaware limited liability company

                                      By: /s/ Wayne G. Stoltzamn
                                         -----------------------
                                      Name: Wayne Stoltman
                                      Its: Vice President

                                      By:_______________________
                                      Its:______________________

                                                  (SEAL)

                                  EXHIBIT "A"
                                  -----------

                               LEGAL DESCRIPTION

That property situate in the Sixth Civil District of Knox County, Tennessee, without the corporate limits of the City of Knoxville, Tennessee, being known and designated as Lot 13R in the Centerpoint Park, as shown on the map of the same of record in Cabinet O, Slide 280A, in the Register's Office for Knox County, Tennessee.

                                  EXHIBIT "B"
                                  -----------



                           [FLOOR PLAN APPEARS HERE]






                     [LOGO OF THE ASSOCIATES APPEARS HERE]

                                  EXHIBIT "D"
                                  -----------

                           CONSTRUCTION OBLIGATIONS


1.  Plans and Specifications.   Tenant, at Tenant's sole cost and expense, shall
    ------------------------
    cause to be prepared by Tenant's architect or space planner, schematic partition plans and layout for the Demised Premises based on Tenant's requirements. Upon approval by Landlord of such schematic partition plans and layout (which approval shall not be unreasonably withheld), Tenant shall cause to be prepared by Tenant's architect (Benson, Hlavaty & Paret), at Tenant's cost, the following:

    (a) Complete and detailed architectural drawings and specifications for Tenant's partition layout, reflected ceiling and other installations for the work to be done by Landlord under Paragraph 3 hereof.

    (b) Complete engineered construction drawings and specifications where necessary for installation of heating and air conditioning, electrical, plumbing and fire protection systems and other drawings necessary to define the scope of work to be done by Landlord under Paragraph 3 hereof.

    (c) Any subsequent modifications to the drawings and specifications requested by Landlord.

    All such plans and specifications are expressly subject to Landlord's approval. On or prior to the date hereof, Tenant has caused said schematic partition plans and layout to be delivered to Landlord and the construction drawings and specifications to be prepared as provided above and delivered to Landlord, and, upon approval by Landlord, Landlord will cause said plans to be filed at Tenant's sole cost and expense with the appropriate governmental agencies in such form (building notice, alteration or other form) as Landlord may direct. The Demised Premises shall be deemed ready for occupancy when Landlord's construction, as provided in Paragraphs 2 and 3 hereof, is substantially completed subject only to punch list items, with the certificate of occupancy for the Demised Premises having been issued and such status is referred to in this Lease as "Substantial Completion." In the event of any dispute as to when Landlord's construction has been substantially completed as aforesaid, the determination of Landlord's architect or designer shall be final and binding upon the parties. Landlord will give Tenant ten (10) days' advance written notice of the date on which Landlord expects the Demised Premises to be ready for occupancy.

2.  Base Building Condition.   Landlord agrees, at its sole expense and without
    -----------------------
    charge to Tenant, to supply and/or install the following work in the Building and/or Demised Premises (the following describes the scope of the "building standard" work which will be provided by Landlord at its expense in accordance with the plans and specifications for the Building):

     (a)  HVAC System

          Central plant equipment and air handling units (and including perimeter slot diffusers stacked on the floor) capable of maintaining the following indoor conditions plus or minus two (2) degrees F, based upon the local conditions specified in the 1993 edition of ASHRAE HANDBOOK OF FUNDAMENTALS:

          (1) Summer indoor shall be 75 degrees F.D.B. when outside temperature is 92 degrees F.D.B. The cooling tower, chillers, air handling units, piping and equipment shall be designed and sized accordingly.

          (2) Winter indoor shall be 70 degrees F.D.B. when outside temperature is 22 degrees F.D.B.

          In addition, the system shall meet in all respects ASHRAE Standard ANSI/ASHRAE 62 "Ventilation for Acceptable Indoor Air Quality", 1989, Addendum 62A 1990, and all subsequent Addenda thereto, including the ability to provide twenty (20) cubic feet per minute of outside fresh air per occupant, based on an occupant load of one person per one hundred fifty (150) usable square feet.

          Air conditioning design basis is 3.0 watts per usable square foot lighting and power load, based upon an occupancy rate of seven (7) persons per 1,000 rentable square feet (per ASHRAE Standard 62-1989) and venetian blinds drawn with slats tilted against the sun at not less than 45 degrees from horizontal.

     (b)  Electrical

          An electrical capacity of three (3) watts per square foot of rentable floor area for low voltage electrical consumption (120/208 volts) and two (2) watts per square foot of rentable floor area for lighting (277/480 volts) will be provided at one location on each floor.

     (c)  Sprinkler system

          A complete sprinkler system including building standard sprinkler heads (with heads turned up) in accordance with Landlord's standard grid pattern.

     (d) The inside of the Building's perimeter walls shall have gypsum wallboard installed where applicable (taped and bedded only). The corridor side of the walls of any corridors which are used in common by Tenant and other tenants and occupants of the Building shall be finished to Landlord's specifications.

     (e) Structural concrete columns with drywall, taped and bedded (to be finished at Tenant's cost pursuant to Paragraph 3 hereof).

     (f) Horizontal mini-blinds for all exterior windows in accordance with Landlord's standard specifications, installed.

     (g) Base building drywall soffit shall be furnished and installed, taped and painted. Slot diffusers shall be installed with this soffit detail.

     (h) Building standard 2x2 ceiling grid shall be provided by Landlord (but not installed). Building standard acoustical ceiling tile (material only) shall be provided by Landlord (but not installed).

     (i) Building standard 2x4 fluorescent light fixtures (material only) at the ratio of one fixture per 100 square feet of rentable floor area shall be provided by Landlord (but not installed).

     (j)  Incorporation of Tenant's name into the main building directory.

3.   Leasehold Improvements.   Landlord agrees, at Tenant's sole cost and
     ----------------------
     expense (subject to Paragraph 5 hereof with respect to the Construction Allowance), and in conformance with working drawings and specifications, approved by Landlord, to provide and install the following work:

     (a)  Air conditioning.

          (i) Any modifications to or deviations from building standard heating and air conditioning system.

          (ii) Material and installation of components including diffusers (all interior zone diffusers and any additional perimeter slot diffusers), return grilles, flex duct and spin-ins to support the base building system.

          (iii)  All additional duct work throughout the Demised Premises.

          (iv)   Fire dampers as required by Tenant's layout design.

          (v)    Installation of building standard thermostats.

          (vi)   Test and balance work.

          (vii)  Supplemental HVAC and/or exhaust systems.

     (b)  Electrical.

          (i) Electrical distribution system on each floor from the electrical panel location on each floor (or from additional electrical panels as required by the working drawings and specifications).

          (ii)   All light switches.

          (iii)  All electrical outlets.

          (iv) All telephone rough-in boxes and pullstrings (Tenant shall be responsible for the installation of its own phone and data cable, plenum rated or installed in conduit, including conduits, if required from base building riser closet to Tenant's telephone back board).

          (v) Installation of building standard light fixtures provided by Landlord under Paragraph 2(i) above and provision and installation of all other light fixtures and related circuitry, panel boards, etc.

          (vi) Any provision for supplying power to the Demised Premises beyond the watts per rentable square foot specified in the Building Standard Services, or circuiting at less than 8 outlets per 16 AMP circuit, or circuited at more than one (1) pole of 120 volt, single phase circuit per 252 square feet of rentable floor area, including necessary metering to measure excess electrical usage. Each floor shall be provided with one 42 pole panel.

          (vii) All exit light fixtures and exit signs within the Tenant's Demised Premises.

          (viii) All ADA strobe horn devices within Tenant's Demised Premises.

     (c) Installation of the building standard grid and building standard acoustical ceiling tile provided by Landlord under Paragraph 2(h) above and provision and installation of any non-standard ceiling system approved by Landlord.

     (d) Sprinkler system. Any modification to or deviation from the building standard sprinkler system including relocations of or additions to the number of sprinkler heads provided or the provision of a non-standard sprinkler head.

     (e) All plumbing work for facilities such as showers, sinks or additional toilets in the Demised Premises or in support of Tenant's kitchen appliances in the Demised Premises.

     (f) All partitions for walls within the Demised Premises, including the finish thereof, and the tenant side of the common corridor walls which are within the

          Demised Premises, including the finish thereof, and the finish to the inside of the Building's perimeter walls (as applicable).

     (g) Where applicable, the finish to the building standard concrete columns adjacent to the curtain wall.

     (h)  All doors and frames.

     (i) All hardware, which must match and be compatible with the established building standards (except for such hardware as is replaced by Tenant-furnished electrified handsets for card-access secured doors).

     (j) All floor finishes including base (except that Tenant shall furnish F.O.B. the Premises all carpet materials as previously approved by Landlord).

     (k) Any special construction as shown on the drawings and specifications approved by Landlord.

     (l) Tenant's identification sign conforming to Landlord's standards, at entrances to Demised Premises.

     (m) All fire alarm devices, including speakers, required within the Demised Premises by applicable building code.

4.   Approval of Subcontractors; Cost Estimate.   Landlord reserves the right to
     -----------------------------------------
     restrict the list of subcontractors who may carry out work related to critical Building systems, provided that such subcontractors shall 1) be qualified, competent and of good reputation, 2) have sufficient manpower to timely perform the work, 3) not, during the expected term of the work, have collective bargaining contracts coming due, 4) not be related, through business or blood, to any member of Landlord's staff, and 5) be willing to work "open-book" should Tenant believe such subcontractor's prices are excessive. This work includes the following:

     .    HVAC/mechanical
     .    Electrical
     .    Plumbing
     .    Fire Protection
     .    Fire Alarm
     .    Test & Balance
     .    Roofing
     .    Curtain wall
     .    Structural steel

     Prior to commencing any work, Landlord or Landlord's representative will submit to Tenant written estimates of the cost of the work described in Paragraph 3 hereof. If Tenant shall fail to approve any such estimate within seven (7) calendar days, the same shall be deemed disapproved in all respects by Tenant and Landlord shall not be authorized to proceed thereon. In the event of such disapproval, Tenant shall work promptly with Tenant's architect and Landlord to alter the working drawings and specifications for the work described in Paragraph 3 hereof to cause the price estimate to be acceptable to Tenant.

5.   Tenant's Payment Obligation.  Tenant agrees to pay Landlord promptly within
     ---------------------------
     thirty (30) days of being invoiced (but in no event prior to Substantial Completion) for the cost of the work described in Paragraphs 1 and 3 hereof, less the amount of the Construction Allowance, if any, stated in
     Article 1(m) of this Lease. Tenant agrees that the same shall be collectible as additional rent and in default of payment thereof Landlord shall (in addition to all other remedies) have the same rights as in the event of default of payment of Base Rental. No construction management fee shall be paid to Landlord. If there remains any undisbursed portion of the Construction Allowance after payment of all costs of the work described in Paragraphs 1 and 3 hereof, and provided no event of default under this Lease has occurred and is continuing, Landlord shall either pay such undisbursed portion of the Construction Allowance to Tenant or credit such undisbursed portion to Rent next thereafter becoming due and payable under this Lease until fully credited.

6.   Costs of Delays.   If (a) Tenant shall fail to furnish schematic plans in
     ---------------
     accordance with Paragraph 1 hereof, or (b) Landlord shall be delayed in substantially completing Landlord's construction as a result of:

          (i) Tenant's request for materials, finishes or installations other than Landlord's standard; or

          (ii) Tenant's failure to approve cost estimates within seven (7) days; or

          (iii)  Tenant's changes in said plans or specifications; or

          (iv) The performance of work by a person, firm or corporation employed by Tenant and delays in the completion of said work by said person, firm or corporation;

     then Tenant agrees to pay to Landlord, in addition to any sum due under Paragraph 5 above, a sum equal to any additional cost to Landlord in completing Landlord's construction resulting from any of the foregoing failures, acts or omissions of Tenant. Any such sums shall be in addition to any sums payable pursuant to Paragraphs 1 and 3 hereof and may be collected by Landlord as additional rent from time to time, upon demand, and in default of payment thereof, Landlord shall (in addition to all other remedies) have the same rights as in the event of default of payment of Base Rental. With respect to the matters set forth in subparagraphs (i) through (iii) set forth above, Landlord shall inform Tenant of the potential delay to the work anticipated to be caused thereby at the time such request, change or failure to approve occurs. In the cases of request or change, failure of Landlord to so inform Tenant shall be deemed to mean that such request or change will not cause a delay in the then anticipated date of Substantial Completion.

7.   Alterations by Tenant.   Except as expressly set forth in the Lease, Tenant
     ---------------------
     shall not make any alterations, additions or improvements in or to the Demised Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld. Tenant shall not make any alterations, additions or improvements to any common areas without Landlord's prior written consent, which consent may be granted or withheld in Landlord's sole discretion. Except for construction as provided in Paragraphs 2 and 3 hereof, and except as set forth in Paragraph 4 of the Lease with respect to punch list items and latent defects, the Demised Premises are delivered to Tenant "as is" without any warranty or representation whatsoever. Any alterations, additions or improvements requested by Tenant and approved by Landlord shall be performed (i) by Landlord's contractor or another contractor approved by Landlord, (ii) in a good and workmanlike manner, and
     (iii) in accordance with all applicable codes, laws, ordinances, rules and regulations of governmental authorities having jurisdiction over the Demised Premises.

8.   Approvals by Landlord.   Any approval by Landlord of or consent by Landlord
     ---------------------
     to any of Tenant's plans, specifications or other items to be submitted by Tenant to and/or reviewed by Landlord pursuant to this Lease shall be deemed to be strictly limited to an acknowledgment of approval or consent by Landlord thereto and, whether or not the work is performed by Landlord or by Tenant's contractor, such approval or consent shall not constitute the assumption by Landlord of any responsibility for the accuracy, sufficiency or feasibility of any plans, specifications or other such items and shall not imply any acknowledgment, representation or warranty by Landlord that the design is safe, feasible, structurally sound or will comply with any legal or governmental requirements, and Tenant shall be responsible for all of the same.

                                  EXHIBIT "E"
                                  -----------

                          BUILDING STANDARD SERVICES


     Landlord shall furnish the following services to Tenant during the Lease Term while the Demised Premises or any portion thereof is being occupied for business purposes (the "Building Standard Services"):

     (a) Common-use restrooms (with cold and tempered domestic water) and toilets at the locations provided for in the Base Building Plans.

     (b) Subject to curtailment as required by governmental laws, rules or mandatory regulations and subject to the design conditions set forth in paragraph 2(a) of Exhibit "D" attached hereto, central heat and air conditioning
                  -----------
in season, at such temperatures and in such amounts as are in keeping with the standards of buildings comparable to the Building in the metropolitan Knoxville, Tennessee area. Such heating and air conditioning shall be furnished between 7:00 a.m. and 6:00 p.m. on weekdays (from Monday through Friday, inclusive) and between 8:00 a.m. and 1:00 p.m. on Saturdays, all exclusive of Holidays, as defined below (the "Building Operating Hours").

     Upon one (1) day's prior notice by Tenant given during Building Operating Hours, Landlord will furnish such air conditioning and heating at other times (that is, other than the times specified above), in which case Tenant shall reimburse Landlord for all costs (provided, however, that such costs shall not exceed $35.00 per hour) of such heating and air conditioning during days and times other than the Building Operating Hours. Any sums due hereunder from Tenant shall be paid by Tenant to Landlord together with the installment of Base Rental which is due next following receipt by Tenant of a billing from Landlord for such sums.

     (c) Electric lighting service for all public areas and special service areas of the Building in the manner and to the extent reasonably deemed by Landlord to be in keeping with the standards of buildings comparable to the Building in the metropolitan Knoxville, Tennessee area.

     (d) Janitor service shall be provided five (5) days per week, exclusive of Holidays (as hereinbelow defined), in a manner that Landlord reasonably deems to be consistent with the standards of office buildings comparable to the Building in the metropolitan Knoxville, Tennessee area, and in accordance with the standards set forth on Exhibit "E-1" attached hereto. In the event any special cleaning services are required for laboratories, special health care areas or other non-office space (and which are not required for office space), any incremental cost of providing such special cleaning services shall be borne solely by Tenant, and shall be paid by Tenant to Landlord as additional rent.

     (e) Sufficient electrical capacity to operate lights, typewriters, calculating machines, photocopying machines, personal computers and other machines of the same low voltage electrical consumption.

     Should Tenant's total rated electrical design load exceed five (5.0) watts per rentable square foot lighting and power load, or if Tenant's electrical design requires low voltage or high voltage circuits in excess of Tenant's share of the building standard circuits, Landlord will (at Tenant's expense) install such additional circuits and associated high voltage panels and/or additional low voltage panels with associated transformers (which additional circuits, panels and transformers shall be hereinafter referred to as the "Additional Electrical Equipment"). If the Additional Electrical Equipment is installed because Tenant's low or high voltage rated electrical design load exceeds the applicable building standard rated electrical design load, then a meter shall also be added (at Tenant's expense) to measure the electricity used through the Additional Electrical Equipment.

     The design and installation of any Additional Electrical Equipment (or any related meter) required by Tenant shall be subject to the prior approval of Landlord (which approval shall not be unreasonably withheld). All expenses incurred by Landlord in connection with the review and approval of any Additional Electrical Equipment shall also be reimbursed to Landlord by Tenant. Tenant shall also pay on demand the actual metered cost of electricity consumed through the Additional Electrical Equipment (if applicable), plus any actual accounting expenses incurred by Landlord in connection with the metering thereof.

     If any of Tenant's electrical equipment requires conditioned air in excess of building standard air conditioning, the same shall be installed by Landlord (on Tenant's behalf), and Tenant shall pay all design, installation, metering and operating costs relating thereto.

     If Tenant requires that certain areas within Tenant's Demised Premises must operate in excess of the normal Building Operating Hours (as hereinabove defined), the electrical service to such areas shall be separately circuited and metered (at Tenant's expense) such that Tenant shall be billed the costs associated with electricity consumed during hours other than Building Operating Hours.

     (f) All building standard fluorescent bulb replacement in all areas and all incandescent bulb replacement in public areas, toilet and restroom areas, and stairwells.

     To the extent the services described above require electricity and water supplied by public utilities, Landlord's covenants thereunder shall only impose on Landlord the obligation to use commercially reasonable efforts in good faith to cause the applicable public utilities to furnish same. Except for deliberate and willful acts of Landlord, failure by Landlord to furnish the services described herein, or any cessation thereof, shall not render Landlord liable for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from fulfillment of any covenant or agreement hereof. In addition to the foregoing, should any of the equipment or machinery, for any cause, fail to operate, or function properly, except as hereinafter provided, Tenant shall have no claim for rebate of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom; provided, however, Landlord agrees to use commercially reasonable efforts in good faith to promptly repair said equipment or machinery and to restore said services during normal business hours. Notwithstanding the foregoing to the contrary, if, for any reason other than Tenant's failure to pay for all charges to the utility company, to the governmental entity furnishing such services to the extent Tenant is obligated to pay therefor under this Lease or Tenant's failure to comply with the obligations of Tenant pursuant to this Lease, or Tenant's negligence or willful misconduct, such services are unavailable for more than three (3) consecutive business days, and Tenant cannot reasonably and safely operate Tenant's business in the Demised Premises or cannot have reasonably secure access to the Demised Premises, then Base Rental shall abate equitably from and after the third (3rd) day for the remaining period of such interruption or delay.

     The following dates shall constitute "Holidays" as that term is used in this Lease: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas, and any other holiday generally recognized as such by landlords of office space in the Knoxville, Tennessee office market, as determined by Landlord in good faith. If in the case of any specific holiday mentioned in the preceding sentence, a different day shall be observed than the respective day mentioned, then that day which constitutes the day observed by national banks in Knoxville, Tennessee on account of said holiday shall constitute the Holiday under this Lease.

                                 EXHIBIT "E-1"

                         Cleaning and Janitor Services


Landlord shall furnish cleaning and janitor services to the Project as described below:


Daily:
-----

          . Sweep, dry mop or vacuum, as appropriate, all floor areas; remove material such as gum and tar which has adhered to the floor.

          . Empty and damp wipe all ashtrays, waste baskets and containers; remove all trash from the Leased Premises.

          .    Dust all horizontal surfaces with treated dust cloth.

          . Spot wash to remove smudges, marks and fingerprints from such areas as walls, equipment, doors, partitions and light switches within reach.

          .    Wash water fountains.

          . Damp mop all non-resilient floors such as concrete, terrazzo and ceramic tile. Damp mop floors using detergent disinfectant.

          .    Clean passenger elevator cabs and landing doors.

          . Clean mirrors, soap dispensers, shelves, wash basins, exposed plumbing, dispenser and disposal container exteriors, using detergent disinfectant and water. Damp wipe all ledges, toilet stalls and toilet doors.

          . Clean toilets and urinals with detergent disinfectant, beginning with seats and working down. Pour one ounce of bowl cleaner into urinal after cleaning and do not flush.

          . Furnish and refill all soap, toilet, sanitary napkin and towel dispensers.

          .    Clean all baseboards.

Weekly:
------

     . Wash glass in building directory, entrance doors and frames and show windows, both sides.

     .    Remove all litter form the parking area and grounds.

     . Spot wash interior partition glass and door glass to remove smudge marks.

     .    Damp wipe all telephones.


Monthly:
-------

     . Scrub and recondition resilient floor areas using buff-able non-slip type floor finish.

     . Vacuum all ceiling and wall air supply and exhaust diffusers or grills.

     .    Wash all interior glass, both sides.

Quarterly:
---------

     . High dust all horizontal and vertical surfaces not reached in nightly cleaning, such as pipes, light fixtures, door frames, picture frames and other wall hangings.

     .    Wash and polish vertical terrazzo or marble surfaces.

     . Damp wash diffusers, vents, grills, and other such items, including surrounding wall or ceiling areas that are soiled.

Semi-Annually:
-------------

     .    Vacuum drapes, cornices and wall hangings.

     . Dust all storage areas, including shelves and contents, such as supply and stock closets, and damp mop floor areas.

     . Strip and refinish all resilient floor areas using buff-able non-slip floor finish.

          .    Wash all building exterior glass, both sides.

Annually:
--------
          . Wash light fixtures, including reflectors, globes, diffusers and trim.

          . Wash walls in corridors, lounges, classrooms, demonstration areas, cafeterias and washrooms.

          . Clean all vertical surfaces not attended to during nightly, weekly, quarterly or semi-annual cleaning.

          . Shampoo all carpeted areas (upon request by Tenant, but not during first year).

IN ADDITION TO THE FOREGOING, PROVIDE A DAY PORTER ON ALL TENANT'S BUSINESS DAYS, MONDAY THROUGH FRIDAY.

UPON REQUEST BY TENANT WHEN NEEDED:
----------------------------------

          .    Spot clean carpet stains.

          .    Sweep stair areas.

                                  EXHIBIT "F"
                                  -----------

                             SPECIAL STIPULATIONS

1.   EXTENSION OPTIONS.   Tenant is hereby granted options to extend the Lease
Term for additional periods of one (1) month each (each such additional period being herein referred to as an "Extended Term") by giving written notice of such extension to Landlord prior to the expiration of the Lease Term (as extended); provided, however, that in the event the Other Lease is terminated, then with respect to Extended Terms commencing on or after the first day of the seventh
(7th) calendar month from and after the calendar month within which occurred the Rental Commencement Date, the options to extend the Lease Term granted hereunder shall be exercised by Tenant giving written notice of each such extension to Landlord at least thirty (30) days prior to the expiration of the Lease Term (as previously extended); further provided, however, that the Lease Term shall not be extended beyond (and the Lease Term, if not sooner terminated, shall end on) the earlier to occur of: (i) the date fifteen (15) days after "Substantial Completion" of the "Demised Premises" as those terms are defined in the Other Lease; or (ii) June 30, 2000. Tenant shall have the right to exercise these options to extend provided that on the date of such exercise no default or event of default under this Lease then exists. Each Extended Term shall be upon all of the same terms, covenants and conditions of this Lease then applicable. The term "Lease Term" as used in this Lease shall mean the initial Lease Term and any Extended Term which may become effective.


2.   REFUSAL RIGHT.   Provided and on the condition that Tenant is not then in
default and no event of default has occurred under this Lease, and subject to the first refusal rights granted to the tenant under the lease between Landlord and ABB Flakt, Inc. (the "ABB Lease"), Tenant shall have a right of refusal (the "Refusal Right"), subject to and upon the terms and conditions set forth below, with respect to that certain space in the Building and designated on Exhibit "F-
                                                                     -----------
1" attached hereto and by reference made a part hereof (the "Refusal Space").
--
Prior to entering into a lease with any other party (other than the tenant under the ABB Lease) of any of the Refusal Space, Landlord shall notify Tenant that it intends to enter into such lease (a "Refusal Notice"). Tenant shall have the right to exercise its Refusal Right to add the space identified in the Refusal Notice to the Demised Premises (with such space subject to all the terms and conditions of this Lease, except as herein expressly provided), by giving notice thereof to Landlord within ten (10) business days after the date Tenant receives the Refusal Notice. If Tenant does not so exercise its Refusal Right within such ten (10) business day period, Landlord shall have the right to lease the Refusal Space identified in the Refusal Notice free and clear of any further rights of Tenant under this Special Stipulation 2. In the event Tenant exercises its Refusal Right with respect to any Refusal Space, Landlord and Tenant shall proceed with diligence and continuity to prepare such Refusal Space for Tenant's occupancy in accordance with the provisions of this Lease applicable to the initial construction of the Demised Premises. In the event Tenant exercises a Refusal Right, as of the date (the "Commencement Date for the applicable Refusal Space") which is the earlier to occur of (i) the date upon which Tenant occupies such Refusal Space for the conduct of Tenant's business (for purposes hereof, Tenant shall not be deemed to be occupying such Refusal Space for the conduct of its business merely by moving furniture and equipment into such Refusal

Space), or (ii) the date seven (7) days after the date upon which Landlord tenders such Refusal Space to Tenant after substantial completion of construction of such Refusal Space substantially in accordance with the provisions of Exhibit "D" attached to this Lease. Effective as of the
              -----------
Commencement Date for the applicable Refusal Space, the Base Rental and other charges payable hereunder shall be increased based upon the number of rentable square feet added to the Demised Premises. Such Refusal Space shall be deemed to be substantially completed upon the issuance of a certificate of substantial completion by Landlord's architect in favor of both Landlord and Tenant certifying that the only remaining items of incomplete or defective work are items which are typically considered to be "punch-list" work in connection with comparable construction projects in the metropolitan Knoxville, Tennessee, area, and delivery thereof to Tenant. During the course of construction of the improvements in such Refusal Space to be constructed pursuant to this Special Stipulation 2, Landlord shall update Tenant during weekly construction meetings on the status of construction, the anticipated completion date, and any delays in such construction. Within ten (10) days after the addition of any Refusal Space to the Demised Premises, Landlord and Tenant shall enter into an amendment evidencing the addition, but the failure or refusal of Tenant to enter into an amendment shall not impair or negate the exercise of the option or relieve Tenant of any of its obligations with respect to the Refusal Space added to the Demised Premises.

     Notwithstanding the foregoing or any other provision of this Lease to the contrary, (a) Tenant may not exercise the Refusal Right unless at least ninety
(90) days shall remain in the initial Lease Term at the time of such exercise, and (b) the Construction Allowance for the Refusal Space shall be the product of the Rentable Floor Area of the applicable Refusal Space to be added to the Demised Premises, multiplied by Nine and 50/100 Dollars ($9.50).


3.   PARKING.

     (a) Landlord will provide to Tenant, without charge, unassigned parking in the parking area adjacent to the Building for the Lease Term; provided, however, that the total parking available for Tenant without charge shall be four (4) spaces per one thousand (1000) usable square feet contained in the Demised Premises.

     (b) Landlord may make, modify and enforce reasonable rules and regulations relating to the parking of vehicles in the parking areas, and Tenant agrees to abide by any such rules and regulations. Tenant's failure to use commercially reasonable efforts in good faith to cause Tenant's agents, contractors, employees, licensees, subtenants, assigns, guests and invitees to abide by any such rules and regulations after written notice by Landlord to Tenant and expiration of any applicable cure period, if any, shall constitute a default by Tenant under this Lease.

     (c) If the number of parking spaces available in the Building parking facilities shall be reduced as a result of a taking by condemnation, Landlord shall have the right to effect a proportionate reduction in the number of parking spaces provided to Tenant. However, in the event the number of parking spaces made available to Tenant shall be reduced for more than six (6) months to a number which is less than 3.4 parking spaces for every 1,000 usable square feet of the Demised Premises, and provided that Landlord does not provide comparable parking to the extent of at least 3.4 parking spaces for every 1,000 usable square feet of the Demised Premises within such six (6) month period, Tenant shall have the right to terminate this Lease by giving written notice thereof to Landlord.


4.   COMMUNICATIONS.

     (a) Subject to the terms and conditions as described below, Tenant shall have the right, at Tenant's sole cost and expense, to place on the roof of the Building a satellite antenna module (the "Antenna") and related hardware and cabling connected to the Demised Premises. Tenant shall not be charged any rent or other fees by Landlord in connection with the placement of the Antenna on the roof. The right of Tenant to install the Antenna is expressly conditioned upon
(i) the receipt by Tenant of the approval of such Antenna by the tenant ("ABB") under the lease of premises in the Building to ABB Flakt, Inc. [Landlord represents to Tenant that the person or persons from whom Landlord will require such approval on behalf of such tenant are located within the United States; if requested by Tenant, Landlord shall submit Tenant's application for approval to ABB (but Tenant shall remain responsible for preparing and revising such application) and coordinate with ABB and Tenant with respect to such request for ABB's approval, however, Landlord makes no representation whether or not such approval will be granted by ABB] and the developer of CenterPoint Park, and (ii) the Antenna and related hardware and cabling not damaging or interfering with Landlord's roof warranty, communication devices or building systems or any antennas and related hardware and cabling which other tenants of the Building have installed or may install on the roof, and Tenant hereby covenants and agrees that the Antenna and related hardware and cabling will not so interfere.

     (b) Tenant shall furnish detailed plans and specifications for the Antenna and related hardware and cabling to Landlord for Landlord's consent, which consent shall not be unreasonably withheld or delayed, provided Landlord may condition its consent by requiring that the Antenna be installed in the least conspicuous of all acceptable locations on which the Antenna might be located and that all components and elements thereof (except the terminal devices and structures) be concealed from view from within and without the Building. Upon the giving of such consent, the Antenna and related hardware and cabling shall be installed and maintained, at Tenant's sole cost and expense, by a contractor selected by Tenant and approved by Landlord, such approval not to be unreasonably withheld or delayed. In the installation of the Antenna and related hardware and cabling, Tenant shall comply with all applicable laws, codes, ordinances and building and zoning rules and regulations and keep the Demised Premises and Building free and clear from liens arising from or related to Tenant's installation. Tenant shall consult with Landlord's roofing contractor to ensure that neither the integrity of the roof of the Building, nor Landlord's roof warranty, shall be negatively affected by the placement and installation of the Antenna and the walkway referred to in Special Stipulation 4(d) hereof. Tenant shall be entitled to use such portions of the Building as may be reasonably necessary for the installation, operation and maintenance of the Antenna and related hardware and cabling, and Tenant shall have reasonable access to such portions of the Building at all times throughout the Lease Term for such purposes; provided however, that except for the roof of the Building, any cables, conduits or other physical connections between the Antenna and the Demised Premises shall be concealed underground or within permanent walls, floors, columns and ceilings of the Building and in the shafts of the Building provided for such installations, not damaging the appearance of the Building or reducing the usable or rentable space of the Building, and provided further, that except for the roof and Demised Premises, any installation or maintenance work performed by Tenant or at Tenant's direction shall be performed without unreasonably interfering with Landlord's or any other tenant's use of the Building, and upon completion of such installation and maintenance (initially and from time to time) Tenant shall restore such portions of the Building to a condition reasonably comparable to that existing prior to such installation or maintenance. In addition, Tenant shall paint and maintain the Antenna in the color designated by Landlord unless such painting would void the manufacturer's warranty on the Antenna.

     (c) Tenant shall be responsible for procuring and paying for all certificates, licenses, permits or approvals which may be required for the installation, operation, use and maintenance of the Antenna and related hardware and cabling, and Landlord shall cooperate with Tenant, at Tenant's sole cost and expense, in procuring such licenses or permits, to the extent required by applicable law. Upon receiving a written request by Landlord, Tenant shall provide Landlord with documentation that Tenant has obtained all such certificates, licenses, permits and approvals. Landlord makes no warranties whatsoever as to the permissibility of the Antenna or systems under applicable laws. The Antenna and related hardware and cabling shall be installed, operated and maintained by Tenant, at Tenant's sole cost and expense, in such a manner as not to constitute a nuisance, or unreasonably interfere with the operations of other tenants of the Building or with the normal use of the area surrounding the Building by occupants thereof.

     (d) Tenant shall be responsible for installing and maintaining a walkway system to the Antenna in order to protect the roof of the Building. Tenant shall furnish plans and specifications for such walkway to Landlord for Landlord's consent, which consent shall not be unreasonably withheld or delayed.

     (e) Upon termination or expiration of the Lease, Tenant shall, at Tenant's sole cost and expense, remove the Antenna and related hardware and cabling installed by it pursuant to this Special Stipulation 4 and shall repair and restore the Building to a condition comparable to that existing prior to such installation, normal wear and tear excepted.

     (f) Landlord reserves the right to relocate the Antenna and related hardware and cabling at Landlord's sole expense, provided such relocation, in the reasonable opinion of Tenant, shall have no material adverse impact on the same.

     (g) Tenant hereby indemnifies Landlord and agrees to hold Landlord harmless from and against any and all claims, liability, judgments, damages, cost and expenses (including reasonable attorney's fees) related to, resulting from, arising out of or caused by the installation, maintenance, operation or removal of the Antenna and related hardware and cabling. In addition, Tenant shall maintain in full force and effect throughout the Lease Term public liability, property damage, fire and extended coverage insurance in an amount sufficient to fully protect the Antenna and related hardware and cabling from fire or other loss or damage, as well as contractual insurance in an amount sufficient to fully protect Landlord from any loss or damage resulting from, arising out of or caused by the installation, maintenance, operation or removal of the Antenna and related hardware and cabling or by the exercise of Tenant's rights under this Special Stipulation 4.

5.   YEAR 2000

     Landlord agrees that any and all mechanical, digital, electronic or computerized equipment owned by Landlord which controls, operates and/or regulates equipment and services applicable to systems which service all or any one or more of the Demised Premises or the Building or common areas of the Building (including, but not limited to, elevators, security systems, lighting systems, heating, ventilating and air conditioning, plumbing, fire and sprinkler control systems) will not malfunction as a result of date changes in the year 2000 and beyond. In the event Landlord fails to properly and fully restore those services affected by a year 2000 malfunction, such malfunction shall be an event of default by Landlord under the Lease and Tenant shall have the right to avail itself of remedies for such default, as set forth in this Lease. Furthermore, Landlord agrees to indemnify and hold Tenant harmless from loss, costs, damages and expenses (excluding consequential damages) incurred by Tenant as a result of any such equipment and/or computer systems malfunction which materially adversely affects or impacts Tenant's use and occupancy of the Demised Premises.

6.   LANDLORD'S DEFAULT.   If Landlord shall default in the performance of any
of its obligations under this Lease, and such default shall continue for thirty
(30) days after notice from Tenant specifying Landlord's default (except that if such default cannot be cured within said thirty [30] day period, this period shall be extended for a reasonable additional time, provided that Landlord commences to cure such default within the thirty [30] day and proceeds diligently thereafter to affect such cure), Tenant may, without prejudice to any of its other rights under this Lease, correct or cure such default by Landlord and invoice Landlord the cost and expenses incurred by Tenant therefor, and Landlord shall reimburse Tenant within thirty (30) days following receipt of such invoice. If Landlord shall fail to reimburse Tenant for such cost and expenses within such thirty (30) day period, Tenant shall have the right to deduct such cost and expenses from Base Rental thereafter due hereunder, provided, however, that in the event Landlord notifies Tenant that it disputes the existence of any such default, during the pendency of such dispute, Tenant may pay the amount in dispute to an independent escrow agent of its choice to be held by the agent pending resolution of the dispute. Tenant shall not be deemed to be in default hereunder by reason of such payment until the dispute is resolved in favor of Landlord and Tenant fails to cause the agent to pay the amount determined to be payable to Landlord within ten (10) days after Tenant is notified of the determination. Tenant and Landlord shall negotiate in good faith to resolve the dispute by agreement.

7.   AIR QUALITY.   Landlord agrees that the Building shall comply with all
applicable provisions of the Federal Clean Air Act Amendments of 1990 (the "Act") and Landlord will take all actions with respect to Building systems and sub-systems which are necessary to meet the applicable requirements of the Act. The costs of any modifications, replacements, or repairs to and Building systems or systems required to comply with the applicable requirements of the Act shall be included in Operating Expenses and amortized over the useful life thereof pursuant to
Section 8(a)(6) of this Lease. Landlord shall have an Indoor Air Quality survey (air quality audit) performed each year by a qualified environmental engineer. The air quality audit shall test for, at a minimum, asbestos, molds, fungi, radon, carbon monoxide, carbon dioxide, HCOH, ozone, formaldehyde, and water tower contaminants, and such other tests as are recommended for office buildings by the applicable guidelines of the American Society of Heating and Air-Conditioning Engineers and the United States Environmental Protection Agency. Copies of the results of such air quality audits shall be maintained for a minimum of five years (or, if sooner, until the end of the Term). In the event Tenant shall cause or permit any activity which shall adversely affect the air quality in the Demised Premises, in the common area of the Building or in any premises within the Building, Tenant shall be responsible for all costs of remedying same.

8.   LEGAL REQUIREMENTS.   Landlord represents and warrants that as of the date
of Substantial Completion, the "building standard" work, the common areas and exterior entrances to the Building and to the Demised Premises shall be in compliance in all material respects with all applicable Legal Requirements, including without limitation the Americans with Disabilities Act. Tenant represents and warrants that the design and furnishing of the Demised Premises shall be in compliance in all material respects with all applicable Legal Requirements, including without limitation the Americans with Disabilities Act. "Legal Requirements" shall mean (i) all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances or recommendations affecting the Demised Premises or the Building or any part thereof, or the use thereof, including without limitation those which require repairs to or any structural changes in the Demised Premises or the Building whether or not any such statutes, laws, rules, orders, regulations, ordinances or recommendations which may hereafter be enacted involve a change of policy on the part of the governmental body enacting the same, (ii) all rules, orders and regulations of the National Board of Fire Underwriters or other bodies exercising similar functions and responsibilities in connection with the prevention of fire or the correction of hazardous conditions which apply to the Demised Premises or the Building, and (iii) the requirements of all policies of public liability, fire and other insurance which at any time may be in force with respect to the Demised Premises or the Building.

9.   LIENS.   Tenant shall not do or permit to be done anything which creates a lien upon the Demised Premises or the Project. Tenant shall indemnify Landlord against liability for any and all mechanics' and other liens filed in violation of the foregoing. Tenant, at its expense, shall procure the discharge of any such lien within thirty (30) days after the filing thereof against any part of the Demised Premises or Project. If Tenant fails to discharge any such lien within such thirty (30) day period, then, in addition to any other right or remedy, Landlord may discharge the same either by paying the amount claimed to be due or by deposit or bonding proceedings. Any amount so paid by Landlord, and all costs and expenses incurred by Landlord in connection therewith, shall be payable by Tenant upon demand.

                                 EXHIBIT "F-1"
                                 -------------

                                 REFUSAL SPACE

                                  EXHIBIT "G"
                                  -----------

                             RULES AND REGULATIONS


1. No sign, picture, advertisement or notice visible from the exterior of the Demised Premises shall be installed, affixed, inscribed, painted or otherwise displayed by Tenant on any part of the Demised Premises or the Building unless the same is first approved by Landlord. Any such sign, picture, advertisement or notice approved by Landlord shall be painted or installed for Tenant at Tenant's cost by Landlord or by a party approved by Landlord. No awnings, curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with any window or door of the Demised Premises without the prior consent of the Landlord, including approval by the Landlord of the quality, type, design, color and manner of attachment.

2. Tenant agrees that its use of electrical current shall never exceed the capacity of existing feeders, risers or wiring installation.

3. The Demised Premises shall not be used for storage of merchandise held for sale to the general public. Tenant shall not do or permit to be done in or about the Demised Premises or Building anything which shall increase the rate of insurance on said Building or obstruct or interfere with the rights of other lessees of Landlord or annoy them in any way, including, but not limited to, using any musical instrument, making loud or unseemly noises, or singing, etc. The Demised Premises shall not be used for sleeping or lodging. No cooking or related activities shall be done or permitted by Tenant in the Demised Premises except with permission of Landlord. Tenant will be permitted to use for its own employees within the Demised Premises a small Underwriter's Laboratory approved microwave oven and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations, and provided that such use shall not result in the emission of odors from the Demised Premises into the common area of the Building. Except for vending machines installed in the Demised Premises solely for the use of Tenant's employees, no vending machines of any kind will be installed, permitted or used on any part of the Demised Premises without the prior consent of Landlord. No part of said Building or Demised Premises shall be used for gambling, immoral or other unlawful purposes. No intoxicating beverage shall be sold in said Building or Demised Premises without prior written consent of the Landlord. No area outside of the Demised Premises shall be used for storage purposes at any time. Smoking shall be permitted only in identified areas outside the Building.

4. No birds or animals of any kind shall be brought into the Building (other than trained seeing-eye dogs required to be used by the visually impaired). No bicycles, motorcycles or other motorized vehicles shall be brought into the Building.

5. The sidewalks, entrances, passages, corridors, halls, elevators, and stairways in the Building shall not be obstructed by Tenant or used for any purposes other than those for which same were intended as ingress and egress. No windows, floors or skylights that reflect or admit light into the Building shall be covered or obstructed by Tenant. Toilets, wash basins and sinks shall not be used for any purpose other than those for which they were constructed, and no sweeping, rubbish, or other obstructing or improper substances shall be thrown therein. Any damage resulting to them, or to heating apparatus, from misuse by Tenant or its employees, shall be borne by Tenant.

6. Five (5) keys for the front door and five (5) keys for the rear door will be furnished Tenant without charge. Landlord may make a reasonable charge for any additional keys. No additional lock, latch or bolt of any kind shall be placed upon any door nor shall any changes be made in existing locks without written consent of Landlord and Tenant shall in each such case furnish Landlord with a key for any such lock; provided, however, that Landlord agrees that Tenant may place an additional lock on Tenant's computer room door and need not furnish Landlord with a key to such lock but shall permit Landlord access to the computer room for the performance of Landlord's obligations under this Lease, including but not limited to repairs (further provided, however, that in the event Landlord in good faith believes an emergency exists which requires entry into the computer room, Landlord may take such action as Landlord in good faith believes necessary under the circumstances (including but not limited to breaking down the computer room door), without being liable to Tenant for the damage caused thereby). At the termination of the Lease, Tenant shall return to Landlord all keys furnished to Tenant by Landlord, or otherwise procured by Tenant, and in the event of loss of any keys so furnished, Tenant shall pay to Landlord the cost thereof.

7. Landlord shall have the right to prescribe the weight, position and manner of installation of heavy articles such as safes, machines and other equipment brought into the Building. No safes, furniture, boxes, large parcels or other kind of freight shall be taken to or from the Demised Premises or allowed in any elevator, hall or corridor except at times allowed by Landlord. In no event shall any weight be placed upon any floor by Tenant so as to exceed the design conditions of the floors at the applicable locations.

8. Tenant shall not cause or permit any gases, liquids or odors to be produced upon or permeate from the Demised Premises, and, except in the case of normal and customary medical supplies, no flammable, combustible or explosive fluid, chemical or substance shall be brought into the Building.

9. Landlord may implement a card access security system to control access during times other than the Building Operating Hours. Landlord shall not be liable for excluding any person from the Building during such other times, or for admission of any person to the Building at any time, or for damages or loss for theft resulting therefrom to any person, including Tenant.

10. Unless agreed to in writing by Landlord, Tenant shall not employ any person other than Landlord's contractors for the purpose of cleaning and taking care of the Demised Premises. Cleaning service will not be furnished on nights when rooms are occupied after 10:00 p.m., unless, by agreement in writing, service is extended to a later hour for specifically designated rooms. Landlord shall not be responsible for any loss, theft, mysterious disappearance of or damage to, any property, however occurring.

11. No connection shall be made to the electric wires or gas or electric fixtures, without the consent in writing on each occasion of Landlord. All glass, locks and trimmings in or upon the doors and windows of the Demised Premises shall be kept whole and in good repair. Tenant shall not injure, overload or deface the Building, the woodwork or the walls of the Demised Premises, nor permit upon the Demised Premises any noisome, noxious, noisy or offensive business.

12. If Tenant requires wiring for a bell or buzzer system, such wiring shall be done by the electrician of the Landlord only, and no outside wiring men shall be allowed to do work of this kind unless by the written permission of Landlord or its representatives. Any wiring for telephone service must be approved by Landlord, and no boring or cutting for wiring shall be done unless approved by Landlord or its representatives, as stated.

13. Tenant and its employees and invitees shall observe and obey all parking and traffic regulations as imposed by Landlord. All vehicles shall be parked only in areas designated for vehicle parking by Landlord.

14. Canvassing, peddling, soliciting and distribution of handbills or any other written materials in the Building are prohibited, and Tenant shall cooperate to prevent the same.

15. Landlord shall have the right to change the name of the Building and to change the street address of the Building, provided that in the case of a change in the street address, Landlord shall give Tenant not less than 180 days' prior notice of the change, unless the change is required by governmental authority. In the event of any such change requested by Landlord, Tenant shall deliver to Landlord a statement in reasonable detail, including invoices, showing the reasonable costs and expenses incurred by Tenant in connection with changing Tenant's address on Tenant's letterhead and business cards on account of such change requested by Landlord, and Landlord shall reimburse Tenant such reasonable costs and expenses; provided, however, that no reimbursement shall be due from or owed by Landlord in the event such change is required by governmental authority.

16. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular lessee, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other lessee, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the other lessees of the Building.

17. These Rules and Regulations are supplemental to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of any premises in the Building.

18. Landlord reserves the right upon fifteen (15) days' prior written notice to Tenant to make such other and reasonable Rules and Regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building and the Land, and for the preservation of good order therein.